Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
DECEMBER 31, 2010

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Rick Costello
Senior Vice President
Investor Relations
Phone (860) 547-8480
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of January 28, 2011

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A	A+	A	A2
Hartford Life Insurance Company	A	A-	A	A3
Hartford Life and Accident Insurance Company	A	A-	A	A3
Hartford Life and Annuity Insurance Company	A	A-	A	A3

Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	bbb+	BBB-	BBB	Baa3
Commercial paper	AMB-2	F2	A-2	P-3
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

Basis of Presentation	i, ii, iii

CONSOLIDATED
Consolidated Financial Results	1
Operating Results by Segment	2
Consolidated Statements of Operations	3
Consolidating Balance Sheets	4
Capital Structure	5
Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	6
Accumulated Other Comprehensive Loss	7
Computation of Basic and Diluted Earnings (Losses) Per Common Share	8
Analysis of Net Realized Capital Gains (Losses) After-tax and DAC	9
Computation of Return-on-Equity Measures	10
Components of Net Realized Capital Gains (Losses) After-tax and DAC and Excluded From Core Earnings
Three Months Ended December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010	11
Year Ended December 31, 2009 and 2010	12
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
Three Months Ended December 31, 2010	13
Year Ended December 31, 2010	14

COMMERCIAL MARKETS
Income Statements	15
Property & Casualty Commercial
Operating Results	16
Underwriting Results	17
Group Benefits
Income Statements	18
Supplemental Data	19

CONSUMER MARKETS
Income Statements	20
Operating Results	21
Underwriting Results	22
Written and Earned Premiums	23

WEALTH MANAGEMENT
Operating Results	24
Financial Highlights Excluding Impacts of DAC Unlocks	25
Deferred Policy Acquisition Costs and Present Value of Future Profits	26
Supplemental Data- Annuity Death and Income Benefits	27
Global Annuity
Income Statements	28
Supplemental Data
U.S.-Account Value Rollforward	29
International-Account Value Rollforward	30
Other-Account Value and Asset Rollforward	31
Life Insurance
Income Statements	32
Supplemental Data — Individual Life	33
Account Value Rollforward — Individual Life	34
Account Value and Account Value Rollforward — Private Placement Life Insurance	35
Retirement Plans
Income Statements	36
Supplemental Data
Assets Under Management and Administration	37
Account Value and Asset Rollforward	38
Mutual Funds
Income Statements	39
Supplemental Data
Deposits and Assets Under Management	40
Asset Rollforward	41

CORPORATE AND OTHER
Income Statements	42
Other Operations
Operating Results	43

INVESTMENTS
Investment Earnings Before-tax	44
Composition of Invested Assets
Consolidated	45
Life	46
Property & Casualty	47
Unrealized Loss Aging	48
Invested Asset Exposures
As of December 31, 2010	49

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	The Company has changed its reporting segments effective for third quarter 2010 reporting. The segment changes reflect the manner in which the Company is currently organized for purposes of making operating decisions and assessing performance. Accordingly, segment data for prior reporting periods has been adjusted to reflect the new segment reporting. As a result, the Company created three customer focused divisions: Commercial Markets, Consumer Markets and Wealth Management.

•	The Commercial Markets division consists of the reporting segments of Property & Casualty Commercial and Group Benefits. Property & Casualty Commercial provides workers’ compensation, property, automobile, liability and umbrella coverages, primarily throughout the United States (“U.S.”), along with a variety of customized insurance products and risk management services including professional liability, fidelity, surety, specialty casualty coverages and third-party administrator services.

•	Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.

•	Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. Consumer Markets also operates a member contact center for health insurance products offered through the AARP Health program.

•	The Wealth Management division includes the reporting segments of Global Annuity, Life Insurance, Retirement Plans and Mutual Funds. Global Annuity offers individual variable, fixed market value adjusted, and single premium immediate annuities in the U.S. and administers investments, retirement savings and other insurance and savings products to individuals and groups outside of the U.S., primarily in Japan and Europe. Life insurance sells a variety of life insurance products, including variable universal life, universal life, and term life, as well as variable private placement life insurance owned by corporations and high net worth individuals. Retirement Plans provides products and services to corporations pursuant to Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b) of the IRS code. Mutual Funds offers retail, proprietary and investment-only mutual funds and 529 college savings plans.

•	The Hartford includes in Corporate and Other the Company’s debt financing and related interest expense, as well as other capital raising activities, certain property and casualty insurance operations of The Hartford that have discontinued writing new business and includes substantially all of the Company’s asbestos and environmental exposures, banking operations and certain purchase accounting adjustments and other charges not allocated to the segments.

•	The balance sheet and certain balance sheet measures incorporated herein are presented in the Statutory legal entity views for Life and Property & Casualty. Life consists of the Wealth Management division, Group Benefits and an Other category. Property & Casualty consists of the of Property & Casualty Commercial, Other Operations and the Consumer Markets Division. Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising, banking operations and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; other than temporary impairment losses recognized in AOCI; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Noncontrolling interest (“NCI”) represents the minority interest portion of the equity of a subsidiary that is not attributable, directly or indirectly, to The Hartford.

•	Mutual fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual funds assets are not included on the balance sheet.

•	Return on assets (“ROA”) is calculated using annualized earnings divided by a two-point average of assets under management.

•	Assets under management is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall in the amount of assets under management whether caused by changes in capital markets or through net flow.

•	Assets under administration represents the client asset base of the Company’s recordkeeping business for which revenues are predominately based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•	Yields are calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, securities lending collateral and consolidated variable interest entity non-controlling interests.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page 2.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page 8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s Property & Casualty Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for Property & Casualty Commercial and Consumer Markets is set forth at pages 16 and 21, respectively.

•	The Hartford’s management evaluates profitability of the Property & Casualty Commercial and Consumer Markets segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. A reconciliation of underwriting results to net income for Property & Casualty Commercial and Consumer Markets is set forth at pages 16 and 21, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, segment operating performance. ROA is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including net realized gains (losses), net of tax and DAC, excluded from core earnings. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on credit derivatives and net realized gains and losses on net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both ROA, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings and ROA when reviewing the Company’s performance.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, is a non-GAAP financial measure that the Company uses to evaluate, and believes are important measures of, segment operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. The Hartford believes that the measure after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, provides investors with a valuable measure of the performance of the Company’s on-going businesses because it reveals trends in our businesses that may be obscured by the effect of including certain realized gains (losses). Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to insurance aspects of our businesses. Accordingly, these non-GAAP measures exclude the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should include net realized gains and losses on net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the statement of operations such as net investment income. After-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, the Company believes it is important for investors to evaluate both after-tax margin, excluding net realized gains (losses), net of tax and DAC, excluded from core earnings, and after-tax margin when reviewing the Company’s performance.

•	Book value per common share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.

•	Book value per diluted share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders’ equity, excluding AOCI, net of tax, by (b) common shares outstanding and dilutive potential common shares. The Hartford provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.

•	The Hartford provides different measures of the return on common equity (“ROE”) of the Company. ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders’ equity, excluding AOCI. When calculating ROE, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to common equity, including AOCI) is set forth at page 10.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month		3 Month		DECEMBER 31,
	2009	2010	2010	2010	2010	Change		Change		2009	2010	Change
HIGHLIGHTS
Net income (loss)	$557	$319	$76	$666	$619	11%		(7%)		$(887)	$1,680	NM
Core earnings	$689	$545	$92	$710	$526	(24%)		(26%)		$796	$1,873	135%
Total revenues [1]	$6,440	$6,319	$3,336	$6,673	$6,055	(6%)		(9%)		$24,701	$22,383	(9%)
Total assets	$307,717	$317,282	$314,150	$313,926	$318,346	3%		1%

PER SHARE AND SHARES DATA [2]
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$1.29	$(0.42)	$0.15	$1.48	$1.37	6%		(7%)		$(2.93)	$2.70	NM
Core earnings available to common shareholders	$1.64	$0.16	$0.18	$1.58	$1.16	(29%)		(26%)		$1.93	$3.15	63%
Diluted earnings (losses) per common share
Net income (loss) available to common shareholders	$1.19	$(0.42)	$0.14	$1.34	$1.24	4%		(7%)		$(2.93)	$2.49	NM
Core earnings available to common shareholders	$1.51	$0.14	$0.17	$1.43	$1.06	(30%)		(26%)		$1.85	$2.89	56%
Weighted average common shares outstanding (basic)	382.7	393.7	443.9	444.1	444.3	61.6	sh	0.2	sh	346.3	431.5	85.2	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	416.2	428.5	480.2	495.3	497.8	81.6	sh	2.5	sh	361.8	481.5	119.7	sh
Common shares outstanding	383.0	443.9	444.1	444.4	444.5	61.5	sh	0.1	sh	383.0	444.5	61.5	sh
Book value per common share	$38.92	$38.94	$41.29	$45.80	$44.44	14%		(3%)
Per common share impact of AOCI	$(8.64)	$(5.35)	$(3.10)	$0.44	$(2.26)	74%		NM
Book value per common share (excluding AOCI)	$47.56	$44.29	$44.39	$45.36	$46.70	(2%)		3%

Book value per diluted share	$35.96	$35.17	$38.16	$42.11	$40.40	12%		(4%)
Per diluted share impact of AOCI	$(7.99)	$(4.68)	$(2.79)	$0.39	$(2.00)	75%		NM
Book value per diluted share (excluding AOCI)	$43.95	$39.85	$40.95	$41.72	$42.40	(4%)		2%
Common shares outstanding and dilutive potential common shares	414.5	507.3	495.0	496.5	502.7	88.2	sh	6.2	sh

FINANCIAL RATIOS
ROE (net income last 12 months to common stockholder equity including AOCI) [3]	(8.4%)	0.2%	0.9%	6.1%	6.8%	15.2		0.7
ROE (core earnings last 12 months to common stockholder equity excluding AOCI) [3]	3.8%	10.6%	7.4%	7.8%	7.0%	3.2		(0.8)
Debt to capitalization, including AOCI	24.6%	27.8%	25.9%	24.0%	24.5%	(0.1)		0.5
Annualized investment yield, after-tax	2.9%	3.0%	3.3%	3.1%	3.1%	0.2		—		2.8%	3.1%	0.3

[1]	Total revenues of The Hartford are impacted by net investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which have corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses. See page 3 for the impact to total revenues along with the corresponding amounts in benefits, losses and loss adjustment expenses in the three months ended December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively, and the year ended December 31, 2009 and 2010, respectively.

[2]	See page 8 for computation of basic and diluted earnings (losses) per common share.

[3]	See page 10 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings (losses) to net income (loss) for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change

Property & Casualty Commercial	$318	$242	$258	$300	$202	(36%)	(33%)	$1,036	$1,002	(3%)

Group Benefits	79	50	34	44	30	(62%)	(32%)	271	158	(42%)

Commercial Markets core earnings	397	292	292	344	232	(42%)	(33%)	1,307	1,160	(11%)

Consumer Markets core earnings (losses)	62	63	(15)	69	28	(55%)	(59%)	174	145	(17%)

Global Annuity [1][2]	251	209	(9)	259	239	(5%)	(8%)	(337)	698	NM

Life Insurance	37	48	60	85	50	35%	(41%)	128	243	90%

Retirement Plans	(1)	11	10	35	14	NM	(60%)	(34)	70	NM

Mutual Funds	17	26	22	19	23	35%	21%	34	90	165%

Wealth Management core earnings (losses) [1][2]	304	294	83	398	326	7%	(18%)	(209)	1,101	NM

Corporate and Other core losses [3][4]	(74)	(104)	(268)	(101)	(60)	19%	41%	(476)	(533)	(12%)

CONSOLIDATED
Core earnings	689	545	92	710	526	(24%)	(26%)	796	1,873	135%
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [5][6]	(132)	(226)	(16)	(44)	93	NM	NM	(1,683)	(193)	89%

Net income (loss)	$557	$319	$76	$666	$619	11%	(7%)	$(887)	$1,680	NM

PER SHARE DATA [7]
Diluted earnings (losses) per common share
Core earnings available to common shareholders	$1.51	$0.14	$0.17	$1.43	$1.06	(30%)	(26%)	$1.85	$2.89	56%
Net income (loss) available to common shareholders	$1.19	$(0.42)	$0.14	$1.34	$1.24	4%	(8%)	$(2.93)	$2.49	NM

[1]	Includes the after-tax charges of $40 recorded in the year ended December 31, 2009, for the effect of the triggering of the guaranteed minimum income benefit for the 3Win product on amortization of deferred policy acquisition costs and policyholder benefits.

[2]	Included in the three months ended, December 31, 2010 is a benefit of $24, after-tax, related to a true-up of reserves associated with certain non-dollar denominated investor notes.

[3]	Includes an after-tax charge of $32 for goodwill impairments in the year ended December 31, 2009 and an after-tax charge of $47 for a litigation settlement in the three months ended March 31, 2010 and year ended December 31, 2010. Also, includes an after-tax charge of $100 for Goodwill impairments in the three months ended June 30, 2010 and year ended December 31, 2010.

[4]	Includes the after-tax restructuring charges of $97 and $14 recorded in the year ended December 31, 2009 and 2010, respectively.

[5]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[6]	Includes those net realized capital losses not included in core earnings (losses). See page 9 for further analysis.

[7]	See page 8 for the reconciliation of net income (loss) per common share to core earnings (losses) per common share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
Earned premiums	$3,504	$3,527	$3,506	$3,513	$3,509	—	—	$14,424	$14,055	(3%)
Fee income	1,207	1,189	1,195	1,173	1,227	2%	5%	4,576	4,784	5%
Net investment income (loss):
Securities available-for-sale and other	1,041	1,060	1,153	1,083	1,096	5%	1%	4,031	4,392	9%
Equity securities, trading [1]	751	701	(2,649)	1,043	131	(83%)	(87%)	3,188	(774)	NM

Total net investment income (loss)	1,792	1,761	(1,496)	2,126	1,227	(32%)	(42%)	7,219	3,618	(50%)
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(645)	(340)	(292)	(146)	(74)	89%	49%	(2,191)	(852)	61%
OTTI losses recognized in other comprehensive income	211	188	184	31	15	(93%)	(52%)	683	418	(39%)

Net OTTI losses recognized in earnings	(434)	(152)	(108)	(115)	(59)	86%	49%	(1,508)	(434)	71%
Net realized capital gains (losses), excluding OTTI losses recognized in earnings	240	(124)	119	(146)	31	(87%)	NM	(502)	(120)	76%

Total net realized capital gains (losses)	(194)	(276)	11	(261)	(28)	86%	89%	(2,010)	(554)	72%
Other revenues	131	118	120	122	120	(8%)	(2%)	492	480	(2%)

Total revenues	6,440	6,319	3,336	6,673	6,055	(6%)	(9%)	24,701	22,383	(9%)

Benefits, losses and loss adjustment expenses	3,032	3,133	3,592	3,037	3,263	8%	7%	13,831	13,025	(6%)
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	751	701	(2,649)	1,043	131	(83%)	(87%)	3,188	(774)	NM
Amortization of deferred policy acquisition costs and present value of future profits	647	651	938	438	517	(20%)	18%	4,267	2,544	(40%)
Insurance operating costs and expenses	1,163	1,179	1,177	1,105	1,202	3%	9%	4,635	4,663	1%
Interest expense	119	120	132	128	128	8%	—	476	508	7%
Goodwill impairment	—	—	153	—	—	—	—	32	153	NM

Total benefits and expenses	5,712	5,784	3,343	5,751	5,241	(8%)	(9%)	26,429	20,119	(24%)

Income (loss) before income taxes	728	535	(7)	922	814	12%	(12%)	(1,728)	2,264	NM

Income tax expense (benefit)	171	216	(83)	256	195	14%	(24%)	(841)	584	NM

Net income (loss)	557	319	76	666	619	11%	(7%)	(887)	1,680	NM

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2]	(132)	(226)	(16)	(44)	93	NM	NM	(1,683)	(193)	89%

Core earnings	$689	$545	$92	$710	$526	(24%)	(26%)	$796	$1,873	135%

[1]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2009 AND 2010

	LIFE [1]			PROPERTY & CASUALTY [1]			CORPORATE			CONSOLIDATED
	Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2009	2010	Change	2009	2010	Change	2009	2010	Change	2009	2010	Change
Investments
Fixed maturities, available-for-sale, at fair value	$46,912	$52,429	12%	$23,911	$25,114	5%	$330	$277	(16%)	$71,153	$77,820	9%
Fixed maturities, at fair value using the fair value option	—	639	NM	—	10	NM	—	—	—	—	649	NM
Equity securities, trading, at fair value	32,321	32,820	2%	—	—	—	—	—	—	32,321	32,820	2%
Equity securities, available-for-sale, at fair value	680	502	(26%)	453	374	(17%)	88	97	10%	1,221	973	(20%)
Mortgage loans	5,002	3,915	(22%)	671	372	(45%)	265	202	(24%)	5,938	4,489	(24%)
Policy loans, at outstanding balance	2,174	2,181	—	—	—	—	—	—	—	2,174	2,181	—
Limited partnerships and other alternative investments	845	957	13%	945	961	2%	—	—	—	1,790	1,918	7%
Other investments	457	1,486	NM	93	83	(11%)	52	48	(8%)	602	1,617	169%
Short-term investments	7,079	5,631	(20%)	1,283	1,117	(13%)	1,995	1,780	(11%)	10,357	8,528	(18%)
Total investments	95,470	100,560	5%	27,356	28,031	2%	2,730	2,404	(12%)	125,556	130,995	4%

Cash	1,898	1,809	(5%)	240	250	4%	4	3	(25%)	2,142	2,062	(4%)
Premiums receivable and agents’ balances	396	362	(9%)	3,008	2,911	(3%)	—	—	—	3,404	3,273	(4%)
Reinsurance recoverables	2,190	1,991	(9%)	3,194	2,871	(10%)	—	—	—	5,384	4,862	(10%)
Deferred policy acquisition costs and present value of future profits	9,423	8,594	(9%)	1,263	1,263	—	—	—	—	10,686	9,857	(8%)
Deferred income taxes	1,679	1,786	6%	1,468	966	(34%)	793	973	23%	3,940	3,725	(5%)
Goodwill	470	470	—	149	149	—	585	432	(26%)	1,204	1,051	(13%)
Property and equipment, net	322	398	24%	685	729	6%	19	23	21%	1,026	1,150	12%
Other assets	2,492	573	(77%)	1,039	952	(8%)	450	104	(77%)	3,981	1,629	(59%)
Separate account assets	150,394	159,742	6%	—	—	—	—	—	—	150,394	159,742	6%

Total assets	$264,734	$276,285	4%	$38,402	$38,122	(1%)	$4,581	$3,939	(14%)	$307,717	$318,346	3%

Future policy benefits, unpaid losses and loss adjustment expenses	$17,980	$18,573	3%	$21,651	$21,025	(3%)	$—	$—	—	$39,631	$39,598	—
Other policyholder funds and benefits payable	45,852	44,550	(3%)	—	—	—	—	—	—	45,852	44,550	(3%)
Other policyholder funds and benefits payable — International variable annuities	32,296	32,793	2%	—	—	—	—	—	—	32,296	32,793	2%
Unearned premiums	168	173	3%	5,055	5,005	(1%)	(2)	(2)	—	5,221	5,176	(1%)
Debt	68	—	(100%)	—	—	—	5,771	6,607	14%	5,839	6,607	13%
Consumer notes	1,136	382	(66%)	—	—	—	—	—	—	1,136	382	(66%)
Other liabilities	5,284	5,604	6%	2,113	1,756	(17%)	2,057	1,827	(11%)	9,454	9,187	(3%)
Separate account liabilities	150,394	159,742	6%	—	—	—	—	—	—	150,394	159,742	6%

Total liabilities	253,178	261,817	3%	28,819	27,786	(4%)	7,826	8,432	8%	289,823	298,035	3%

Common equity, excluding AOCI	13,254	14,247	7%	10,103	10,379	3%	(5,140)	(3,870)	25%	18,217	20,756	14%
Preferred stock	—	—	—	—	—	—	2,960	556	(81%)	2,960	556	(81%)
AOCI, net of tax	(1,727)	221	NM	(520)	(43)	92%	(1,065)	(1,179)	(11%)	(3,312)	(1,001)	70%

Total stockholders’ equity	11,527	14,468	26%	9,583	10,336	8%	(3,245)	(4,493)	(38%)	17,865	20,311	14%
Noncontrolling Interest	29	—	(100%)	—	—	—	—	—	—	29	—	(100%)

Total equity	11,556	14,468	25%	9,583	10,336	8%	(3,245)	(4,493)	(38%)	17,894	20,311	14%

Total liabilities and equity	$264,734	$276,285	4%	$38,402	$38,122	(1%)	$4,581	$3,939	(14%)	$307,717	$318,346	3%

[1]	Please refer to the basis of presentation for a description of Life and Property and Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2009	2010	2010	2010	2010	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$343	$275	$—	$—	$400	17%	NM
Senior notes	3,779	4,877	4,879	4,880	4,480	19%	(8%)
Junior subordinated debentures	1,717	1,720	1,721	1,723	1,727	1%	—

Total debt [1]	$5,839	$6,872	$6,600	$6,603	$6,607	13%	—

STOCKHOLDERS’ EQUITY
Common stockholders’ equity, excluding AOCI, net of tax	$18,217	$19,661	$19,714	$20,159	$20,756	14%	3%
Preferred stock	2,960	556	556	556	556	(81%)	—
AOCI, net of tax	(3,312)	(2,377)	(1,379)	194	(1,001)	70%	NM

Total stockholders’ equity	$17,865	$17,840	$18,891	$20,909	$20,311	14%	(3%)

CAPITALIZATION
Total capitalization, including AOCI, net of tax	$23,704	$24,712	$25,491	$27,512	$26,918	14%	(2%)

Total capitalization, excluding AOCI, net of tax	$27,016	$27,089	$26,870	$27,318	$27,919	3%	2%

DEBT TO CAPITALIZATION RATIOS [1]
Total debt to capitalization, including AOCI	24.6%	27.8%	25.9%	24.0%	24.5%	(0.1)	0.5

Total debt to capitalization, excluding AOCI	21.6%	25.4%	24.6%	24.2%	23.7%	2.1	(0.5)

Total rating agency adjusted debt to capitalization [2] [3] [4]	31.9%	26.0%	29.7%	27.6%	28.5%	(3.4)	0.9

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $1,136, $834, $452, $384 and $382 as of December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.5 billion, $1.4 billion, $1.4 billion, $1.4 billion and $1.5 billion for the three months ended December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively.

[3]	Effective June 30, 2010, due to a rating agency methodology change, total adjusted debt to capitalization reflects 25% equity credit for the junior subordinated debentures and the discount value of the Allianz transaction. In addition, this methodology change now includes total AOCI. All periods prior to June 30, 2010 reflect 75% equity credit for the junior subordinated debentures and the discount value of the Allianz transaction and reflect only the deferred pension losses component of AOCI. At December 31, 2010, the impact on total adjusted debt to capitalization of the change in equity credit from 75% to 25% is 4.0 percentage points and the impact of the AOCI change is (0.2) percentage points. At September 30, 2010, the impact on total adjusted debt to capitalization of the change in equity credit from 75% to 25% is 3.9 percentage points and the impact of the AOCI change is (1.0) percentage points. At June 30, 2010, the impact on total adjusted debt to capitalization of the change in equity credit from 75% to 25% is 4.2 percentage points and the impact of the AOCI change is 0.3 percentage points.

[4]	Reflects 25% equity credit for the preferred stock of the CPP transaction and 100% equity credit for the mandatory convertible preferred stock.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	December 31, 2010	December 31, 2009

P&C U.S. Statutory Capital and Surplus [1]	$7,721	$7,364

GAAP Adjustments
Deferred policy acquisition costs	1,263	1,263
Benefit reserves	(70)	(80)
GAAP unrealized losses on investments, net of tax	(57)	(515)
Goodwill	149	149
Non-admitted assets	1,247	1,393
Other, net	83	9

P&C GAAP Stockholders’ Equity	$10,336	$9,583

Life U.S. Statutory Capital and Surplus [1]	$7,731	$7,324

GAAP Adjustments
Investment in subsidiaries	2,699	1,010
Deferred policy acquisition costs	8,594	9,423
Deferred taxes	(777)	827
Benefit reserves	(4,097)	(4,031)
Unrealized losses on investments, net of impairments	306	(2,757)
Asset valuation reserve and interest maintenance reserve	420	149
Goodwill	461	422
Other, net	(869)	(811)

Life GAAP Stockholders’ Equity	$14,468	$11,556

[1]	Please refer to the basis of presentation for a description of Life and Property and Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2009	2010	2010	2010	2010	Change	Change

Fixed maturities net unrealized gain (loss)	$(2,416)	$(1,601)	$(819)	$389	$(562)	77%	NM
Equities net unrealized loss	(73)	(29)	(92)	(42)	(26)	64%	38%
Other-than-temporary impairment losses recognized in AOCI	(224)	(192)	(171)	(127)	(108)	52%	15%
Net deferred gain on cash-flow hedging instruments	257	323	486	565	385	50%	(32%)

Total net unrealized gain (loss)	(2,456)	(1,499)	(596)	785	(311)	87%	NM
Foreign currency translation adjustments	199	163	240	404	488	145%	21%
Pension and other postretirement adjustment	(1,055)	(1,041)	(1,023)	(995)	(1,178)	(12%)	(18%)

Total accumulated other comprehensive income (loss)	$(3,312)	$(2,377)	$(1,379)	$194	$(1,001)	70%	NM

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSSES) PER COMMON SHARE

	THREE MONTHS ENDED					YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2010	2010	2010	2010	2009	2010
Numerator:
Net income (loss)	$557	$319	$76	$666	$619	$(887)	$1,680
Less: MCP preferred dividends	—	1	11	10	11	—	33
Less: CPP preferred dividends and accretion of discount	62	482	—	—	—	127	482

Net income (loss) available to common shareholders	495	(164)	65	656	608	(1,014)	1,165
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	10	11	—	33

Net income (loss) available to common shareholders and assumed conversion of preferred shares	495	(164)	65	666	619	(1,014)	1,198

Net income (loss) available to common shareholders	495	(164)	65	656	608	(1,014)	1,165
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [1]	(132)	(226)	(16)	(44)	93	(1,683)	(193)

Core earnings available to common shareholders	$627	$62	$81	$700	$515	$669	$1,358
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	10	11	—	33

Core earnings available to common shareholders and assumed conversion of preferred shares	627	62	81	710	526	669	1,391

Denominator:
Weighted average common shares outstanding (basic)	382.7	393.7	443.9	444.1	444.3	346.3	431.5
Dilutive effect of stock compensation	1.3	1.2	1.1	1.4	1.3	0.9	1.3
Dilutive effect of CPP Warrants [2]	32.0	32.3	32.6	29.0	31.4	14.6	31.3
Dilutive effect of Allianz warrants [3]	0.2	1.3	2.6	—	—	—	1.0

Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	416.2	428.5	480.2	474.5	477.0	361.8	465.1
Dilutive effect of assumed conversion of MCP [4]	—	—	—	20.8	20.8	—	16.4

Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	416.2	428.5	480.2	495.3	497.8	361.8	481.5

Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$1.29	$(0.42)	$0.15	$1.48	$1.37	$(2.93)	$2.70
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings, and MCP preferred dividends	(0.35)	(0.58)	(0.03)	(0.10)	0.21	(4.86)	(0.45)

Core earnings available to common shareholders	1.64	0.16	0.18	1.58	1.16	1.93	3.15

Diluted earnings (losses) per common share [5]
Net income (loss) available to common shareholders	$1.19	$(0.42)	$0.14	$1.38	$1.27	$(2.93)	$2.50
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	(0.04)	(0.03)	—	(0.01)

Net income (loss) available to common shareholders and assumed conversion of preferred shares	1.19	(0.42)	0.14	1.34	1.24	(2.93)	2.49

Net income (loss) available to common shareholders	$1.19	$(0.42)	$0.14	$1.38	$1.27	$(2.93)	$2.50
Add: Difference arising from shares used for the denominator between net loss and core earnings	—	0.03	—	—	—	0.13	—
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	(0.32)	(0.53)	(0.03)	(0.10)	0.19	(4.65)	(0.42)

Core earnings available to common shareholders	1.51	0.14	0.17	1.48	1.08	1.85	2.92
Add: Impact of assumed conversion of preferred shares to common [4]	—	—	—	(0.05)	(0.02)	—	(0.03)

Core earnings available to common shareholders and assumed conversion of preferred shares	1.51	0.14	0.17	1.43	1.06	1.85	2.89

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

[2]	The Hartford issued 52.1 million warrants to purchase The Hartford Common Stock to the U.S. Department of the Treasury on June 26, 2009 at a strike price of $9.79.

[3]	The Hartford issued 69.4 million warrants to purchase The Hartford Common Stock to Allianz on October 17, 2008 at a strike price of $25.23.

[4]	The Hartford issued $575 of mandatory convertible preferred stock which, at March 31, 2010 and June 30, 2010, would have been convertible into 3.4 million and 20.8 million weighted average shares of common stock, respectively. However, the impact of applying the “if-converted” method to these shares was anti-dilutive and, therefore, the shares were not included in core earnings available to common shareholders and assumed conversion of preferred shares.

[5]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS (LOSSES) AFTER-TAX AND DAC

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change

Net Realized Capital Gains (Losses), After-Tax and DAC

Gains/losses on sales, net	$68	$(29)	$150	$88	$(29)	NM	NM	$(227)	$180	NM
Net impairment losses	(276)	(116)	(62)	(104)	(38)	86%	63%	(960)	(320)	67%
Japanese fixed annuity contract hedges, net [1]	12	(10)	17	7	4	(67%)	(43%)	30	18	(40%)
Results of variable annuity hedge program
GMWB derivatives, net	297	84	(235)	132	126	(58%)	(5%)	722	107	(85%)
Macro hedge program	(142)	(75)	193	(187)	(79)	44%	58%	(673)	(148)	78%

Total results of variable annuity hedge program	155	9	(42)	(55)	47	(70%)	NM	49	(41)	NM
Other net gain (loss) [2]	(99)	(81)	(78)	20	118	NM	NM	(612)	(21)	97%

Total net realized capital gains (losses), after-tax and DAC	$(140)	$(227)	$(15)	$(44)	$102	NM	NM	$(1,720)	$(184)	89%

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings (Losses) to Total Net Realized Capital Gains (Losses) — After-Tax and DAC

Total net realized capital losses	$(140)	$(227)	$(15)	$(44)	$102	NM	NM	$(1,720)	$(184)	89%
Less: total net realized capital gains (losses) included in core earnings (losses)	(8)	(1)	1	—	9	NM	NM	(37)	9	NM

Total net realized capital losses, after tax and DAC, excluded from core earnings (losses)	$(132)	$(226)	$(16)	$(44)	$93	NM	NM	$(1,683)	$(193)	89%

[1]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain (loss) of $(8), $3, $(8), $(12) and $8 would have been recognized as an adjustment to this amount in the three months ended December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010, respectively, and an estimated realized loss of $8 and $12 would have been recognized as an adjustment to this amount in the year ended December 31, 2009 and 2010, respectively.

[2]	Other net gain (loss) includes approximately $300 in losses related to a contingent obligation associated with the Allianz transaction, recorded in Corporate for the year ended December 31, 2009. Other net gain (loss) also includes losses on Japan 3 Win related foreign currency swaps, changes in fair value on non-qualifying derivatives and fixed maturities, at fair value using the fair value option, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	THREE MONTHS ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2009	2010	2010	2010	2010

Numerator [1]:
Net income (loss) available to common shareholders — last 12 months	$(1,014)	$32	$126	$1,074	$1,198
Core earnings (losses) available to common shareholders — last 12 months	$669	$1,907	$1,380	$1,492	$1,391

Denominator [2]:
Average common stockholders’ equity, including AOCI	12,086.5	12,850.0	14,706.0	17,712.5	17,608.0
Less: Average AOCI	(5,416.0)	(5,089.0)	(3,994.5)	(1,511.5)	(2,156.5)

Average common stockholders’ equity, excluding AOCI	17,502.5	17,939.0	18,700.5	19,224.0	19,764.5

ROE (net income (loss) last 12 months to common stockholders’ equity, including AOCI) [3]	(8.4%)	0.2%	0.9%	6.1%	6.8%
ROE (core earnings (losses) last 12 months to common stockholders’ equity, excluding AOCI) [3]	3.8%	10.6%	7.4%	7.8%	7.0%

[1]	For a reconciliation of net income (loss) to core earnings (losses), see page 8.

[2]	Average equity is calculated by taking the sum of common stockholders’ equity at the beginning of the twelve month period and common stockholders’ equity at the end of the twelve month period and dividing by 2.

[3]	When calculating return-on-equity, the MCP preferred stock is included in average common stockholders’ equity and MCP preferred dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	Property &		Total	Total
	Casualty	Group	Commercial	Consumer	Global		Retirement	Mutual	Total Wealth	Corporate and
	Commercial	Benefits	Markets	Markets	Annuity	Life Insurance	Plans	Funds	Management	Other	Consolidated
Three months ended December 31, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$148	$(53)	$95	$35	$(134)	$(30)	$(103)	$—	$(267)	$(47)	$(184)
Less: Impacts of DAC	—	—	—	—	15	(4)	(13)	—	(2)	(1)	(3)
Less: Impacts of tax	51	(19)	32	12	(36)	(10)	(31)	—	(77)	(16)	(49)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$97	$(34)	$63	$23	$(113)	$(16)	$(59)	$—	$(188)	$(30)	$(132)

Three months ended March 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(29)	$10	$(19)	$(5)	$(198)	$(27)	$(14)	$1	$(238)	$(10)	$(272)
Less: Impacts of DAC	—	—	—	—	(61)	—	(3)	—	(64)	1	(63)
Less: Impacts of tax	7	9	16	2	(8)	(3)	6	1	(4)	3	17

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(36)	$1	$(35)	$(7)	$(129)	$(24)	$(17)	$—	$(170)	$(14)	$(226)

Three months ended June 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$17	$23	$40	$3	$(110)	$59	$7	$—	$(44)	$16	$15
Less: Impacts of DAC	—	—	—	—	53	(7)	—	—	46	1	47
Less: Impacts of tax	5	9	14	1	(58)	23	3	(1)	(33)	2	(16)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$12	$14	$26	$2	$(105)	$43	$4	$1	$(57)	$13	$(16)

Three months ended September 30, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$9	$—	$9	$1	$(328)	$11	$2	$(1)	$(316)	$42	$(264)
Less: Impacts of DAC	—	—	—	—	(202)	(8)	10	—	(200)	2	(198)
Less: Impacts of tax	3	(2)	1	—	(42)	7	(3)	—	(38)	15	(22)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$6	$2	$8	$1	$(84)	$12	$(5)	$(1)	$(78)	$25	$(44)

Three months ended December 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$17	$16	$33	$3	$(151)	$(21)	$(7)	$69	$(110)	$36	$(38)
Less: Impacts of DAC	—	—	—	—	(192)	(2)	1	—	(193)	2	(191)
Less: Impacts of tax	6	6	12	1	17	(7)	(3)	27	34	13	60

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$11	$10	$21	$2	$24	$(12)	$(5)	$42	$49	$21	$93

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC. The impacts of tax are calculated at an effective tax rate of 35% as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX AND DAC, EXCLUDED FROM CORE EARNINGS (LOSSES) [1]

	Property &		Total	Total
	Casualty	Group	Commercial	Consumer	Global		Retirement	Mutual	Total Wealth	Corporate
	Commercial	Benefits	Markets	Markets	Annuity	Life Insurance	Plans	Funds	Management	and Other	Consolidated

Year ended December 31, 2009

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$(203)	$(121)	$(324)	$(50)	$(679)	$(148)	$(326)	$—	$(1,153)	$(425)	$(1,952)
Less: Impacts of DAC	—	—	—	—	585	(13)	(37)	—	535	(14)	521
Less: Impacts of tax	(66)	(43)	(109)	(16)	(435)	(46)	(101)	—	(582)	(83)	(790)

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(137)	$(78)	$(215)	$(34)	$(829)	$(89)	$(188)	$—	$(1,106)	$(328)	$(1,683)

Year ended December 31, 2010

Total net realized capital gains (losses) and other, before-tax and DAC, excluded from core earnings (losses)	$14	$49	$63	$2	$(787)	$22	$(12)	$69	$(708)	$85	$(558)
Less: Impacts of DAC	—	—	—	—	(402)	(17)	8	—	(411)	6	(405)
Less: Impacts of tax	21	22	43	4	(91)	20	3	27	(41)	34	40

Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(7)	$27	$20	$(2)	$(294)	$19	$(23)	$42	$(256)	$45	$(193)

[1]	The above tables show the components of net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses). The impacts of DAC are calculated consistent with the Company’s accounting policy on amortization of DAC. The impacts of tax are calculated at an effective tax rate of 35%, as applicable. Impacts of tax also includes any increase in the deferred tax asset valuation allowance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Property and Casualty Insurance Product [1]
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the three months ended December 31, 2010
	Property &			Total Property
	Casualty	Consumer	Corporate	and Casualty
	Commercial	Markets	and Other	Insurance
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$14,780	$2,175	$4,262	$21,217
Reinsurance and other recoverables	2,438	11	701	3,150

Beginning liabilities for unpaid losses and loss adjustment expenses, net	12,342	2,164	3,561	18,067

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	945	703	—	1,648
Current accident year catastrophes	18	71	—	89
Prior accident years	(22)	(35)	15	(42)

Total provision for unpaid losses and loss adjustment expenses	941	739	15	1,695

Payments	(917)	(743)	(154)	(1,814)

Ending liabilities for unpaid losses and loss adjustment expenses, net	12,366	2,160	3,422	17,948
Reinsurance and other recoverables	2,361	17	699	3,077

Ending liabilities for unpaid losses and loss adjustment expenses, gross	$14,727	$2,177	$4,121	$21,025

[1]	Please refer to the basis of presentation for a description of Property and Casualty Insurance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Property and Casualty Insurance Product [1]
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the year ended December 31, 2010
	Property &			Total Property
	Casualty	Consumer	Corporate	and Casualty
	Commercial	Markets	and Other	Insurance
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$15,051	$2,109	$4,491	$21,651
Reinsurance and other recoverables	2,570	11	860	3,441

Beginning liabilities for unpaid losses and loss adjustment expenses, net	12,481	2,098	3,631	18,210

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	3,579	2,737	—	6,316
Current accident year catastrophes	152	300	—	452
Prior accident years	(361)	(86)	251	(196)

Total provision for unpaid losses and loss adjustment expenses	3,370	2,951	251	6,572

Payments	(3,485)	(2,889)	(460)	(6,834)

Ending liabilities for unpaid losses and loss adjustment expenses, net [2]	12,366	2,160	3,422	17,948
Reinsurance and other recoverables	2,361	17	699	3,077

Ending liabilities for unpaid losses and loss adjustment expenses, gross	$14,727	$2,177	$4,121	$21,025

[1]	Please refer to the basis of presentation for a description of Property and Casualty Insurance.

[2]	Total recorded net reserves, excluding asbestos and environmental reserves, were higher than the actuarial indication of the reserves by 3.2% as of December 31, 2010.

COMMERCIAL MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change

Earned premiums	$2,498	$2,513	$2,477	$2,482	$2,496	—	1%	$10,212	$9,968	(2%)
Fee income	11	13	12	15	14	27%	(7%)	41	54	32%
Net investment income	318	330	356	334	348	9%	4%	1,162	1,368	18%
Other revenues	88	75	80	82	71	(19%)	(13%)	334	308	(8%)
Net realized capital gains (losses)	92	(22)	38	5	30	(67%)	NM	(337)	51	NM

Total revenues	3,007	2,909	2,963	2,918	2,959	(2%)	1%	11,412	11,749	3%

Losses and loss adjustment expenses	1,478	1,690	1,645	1,599	1,767	20%	11%	6,462	6,701	4%
Amortization of deferred policy acquisition costs	358	356	355	353	350	(2%)	(1%)	1,454	1,414	(3%)
Insurance operating costs and other expenses	498	479	520	475	503	1%	6%	1,986	1,977	—

Total benefits and expenses	2,334	2,525	2,520	2,427	2,620	12%	8%	9,902	10,092	2%

Income before income taxes	673	384	443	491	339	(50%)	(31%)	1,510	1,657	10%

Income tax expense	213	127	125	139	86	(60%)	(38%)	418	477	14%

Net income	460	257	318	352	253	(45%)	(28%)	1,092	1,180	8%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings [1]	63	(35)	26	8	21	(67%)	163%	(215)	20	NM

Core earnings	$397	$292	$292	$344	$232	(42%)	(33%)	$1,307	$1,160	(11%)

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$1,399	$1,512	$1,388	$1,447	$1,449	4%	—	$5,715	$5,796	1%
Change in unearned premium reserve	(41)	88	(27)	8	(17)	59%	NM	(188)	52	NM

Earned premiums	1,440	1,424	1,415	1,439	1,466	2%	2%	5,903	5,744	(3%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	856	891	855	888	945	10%	6%	3,582	3,579	—
Current accident year catastrophes	(2)	38	83	13	18	NM	38%	78	152	95%
Prior accident years [2]	(148)	(82)	(139)	(118)	(22)	85%	81%	(394)	(361)	8%

Total losses and loss adjustment expenses	706	847	799	783	941	33%	20%	3,266	3,370	3%

Underwriting expenses [3]	441	436	466	434	443	—	2%	1,792	1,779	(1%)
Dividends to policyholders [4]	(5)	(8)	4	4	5	NM	25%	10	5	(50%)

Underwriting results	298	149	146	218	77	(74%)	(65%)	835	590	(29%)

Net investment income	213	223	246	227	243	14%	7%	759	939	24%
Periodic net coupon settlements on credit derivatives, before-tax	(2)	(2)	(2)	(3)	(2)	—	33%	(10)	(9)	10%
Other expenses [5]	(42)	(33)	(29)	(18)	(47)	(12%)	(161%)	(123)	(127)	(3%)
Income tax expense	(149)	(95)	(103)	(124)	(69)	54%	44%	(425)	(391)	8%

Core earnings	318	242	258	300	202	(36%)	(33%)	1,036	1,002	(3%)

Add: Net realized capital gains (losses), after-tax [6]	97	(36)	12	6	11	(89%)	83%	(137)	(7)	95%

Net income	$415	$206	$270	$306	$213	(49%)	(30%)	$899	$995	11%

[1]	The three months ended December 31, 2009 included current accident year reserve releases of $15, primarily related to professional liability and workers’ compensation claims, offset by current accident year reserve strengthening of $5, primarily related to general liability claim. The three months ended December 31, 2010 includes current accident year reserve strengthening of $44, primarily related to workers’ compensation claims, package business and programs, which principally reflects actual pricing increases that were less than planned.

[2]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED					YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2010	2010	2010	2010	2009	2010
Auto liability	$(39)	$(9)	$(16)	$(26)	$(3)	$(47)	$(54)
Workers’ compensation	—	(9)	(10)	(34)	(17)	(92)	(70)
Package business	—	(10)	1	(11)	1	38	(19)
General liability, umbrella and high hazard liability	(27)	(24)	(18)	(19)	(5)	(112)	(66)
General liability, excluding umbrella and high hazard liability	—	9	(14)	(28)	(9)	—	(42)
Professional liability	(53)	(18)	(61)	(8)	(1)	(127)	(88)
Fidelity & Surety	—	(4)	(5)	—	4	28	(5)
Commercial Property		(12)	(2)	1	(3)	0	(16)
Uncollectible reinsurance	—	—	(30)	—	—	(20)	(30)
Discount accretion on workers’ compensation	6	7	6	7	6	24	26
Catastrophes	(7)	(4)	4	1	—	(23)	1
Other reserve re-estimates, net	(28)	(8)	6	(1)	5	(63)	2

Total prior accident years development	$(148)	$(82)	$(139)	$(118)	$(22)	$(394)	$(361)
In the three months ended December 31, 2010, released reserves for workers’ compensation business, primarily related to accident years 2006 and 2007. Management updated reviews of state reforms affecting these accident years and determined impacts to be more favorable than previously estimated. Accordingly, management reduced reserve estimates for these years.

[3]	The year ended December 31, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”). The year ended December 31, 2009 included a $6 increase in the assessment for second injury fund and reserve strengthening of $9 for other state funds and taxes. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[4]	The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[5]	The three months ended December 31, 2009 included a $2 increase in litigation reserves and a $9 increase in estimated non-income tax liabilities.

[6]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
PROPERTY & CASUALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$1,399	$1,512	$1,388	$1,447	$1,449	4%	—	$5,715	$5,796	1%
Change in unearned premium reserve	(41)	88	(27)	8	(17)	59%	NM	(188)	52	NM

Earned premiums	1,440	1,424	1,415	1,439	1,466	2%	2%	5,903	5,744	(3%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	856	891	855	888	945	10%	6%	3,582	3,579	—
Current accident year catastrophes	(2)	38	83	13	18	NM	38%	78	152	95%
Prior accident years [2]	(148)	(82)	(139)	(118)	(22)	85%	81%	(394)	(361)	8%

Total losses and loss adjustment expenses	706	847	799	783	941	33%	20%	3,266	3,370	3%

Underwriting expenses [3]	441	436	466	434	443	—	2%	1,792	1,779	(1%)
Dividends to policyholders [4]	(5)	(8)	4	4	5	NM	25%	10	5	(50%)

Underwriting results	$298	$149	$146	$218	$77	(74%)	(65%)	$835	$590	(29%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	59.6	62.6	60.3	61.8	64.4	(4.8)	(2.6)	60.7	62.3	(1.6)
Current accident year catastrophes	(0.2)	2.7	5.9	0.9	1.2	(1.4)	(0.3)	1.3	2.7	(1.4)
Prior accident years [2] [5]	(10.3)	(5.8)	(9.9)	(8.2)	(1.5)	(8.8)	(6.7)	(6.7)	(6.3)	(0.4)

Total losses and loss adjustment expenses	49.1	59.5	56.4	54.5	64.2	(15.1)	(9.7)	55.3	58.7	(3.4)

Expenses	30.6	30.6	33.0	30.1	30.2	0.4	(0.1)	30.4	31.0	(0.6)
Policyholder dividends	(0.4)	(0.6)	0.3	0.3	0.3	(0.7)	—	0.2	0.1	0.1

Combined ratio	79.4	89.6	89.6	84.9	94.7	(15.3)	(9.8)	85.9	89.7	(3.8)

Catastrophes
Current year	(0.2)	2.7	5.9	0.9	1.2	(1.4)	(0.3)	1.3	2.7	(1.4)
Prior year	(0.4)	(0.3)	0.3	—	—	(0.4)	—	(0.4)	—	(0.4)

Catastrophe ratio	(0.6)	2.4	6.2	0.9	1.3	(1.9)	(0.4)	0.9	2.7	(1.8)

Combined ratio before catastrophes	80.0	87.2	83.5	84.0	93.5	(13.5)	(9.5)	84.9	87.1	(2.2)

Combined ratio before catastrophes and prior year development	89.8	92.7	93.6	92.2	95.0	(5.2)	(2.8)	91.2	93.4	(2.2)

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Standard Commercial Lines Renewal Written Price Increases/(Decreases) [5]	—	1%	1%	1%	1%	1%	—	(1%)	1%	2%

Standard Commercial Lines Policy Count Retention [6]	83%	85%	83%	83%	83%	—	—	81%	84%	3%

New Business Premium $	$278	$297	$276	$279	$270	(3%)	(3%)	$1,101	$1,122	2%

Standard Commercial Lines Policies in Force [6]	1,159,759	1,174,369	1,191,477	1,201,862	1,211,047	4%	1%

[1]	The three months ended December 31, 2009 included current accident year reserve releases of $15, or 1.0 points, primarily related to professional liability and workers’ compensation claims, offset by current accident year reserve strengthening of $5, or 0.3 points, primarily related to general liability claim. The three months ended December 31, 2010 includes current accident year reserve strengthening of $44, or 3.0 points, primarily related to workers’ compensation claims, package business and programs, which principally reflects actual pricing increases that were less than planned.

[2]	Please refer to footnote 2 on page 16 to see what reserve strengthenings (releases) are included within prior accident years development.

[3]	The year ended December 31, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”). The year ended December 31, 2009 included a $6 increase in the assessment for second injury fund and reserve strengthening of $9 for other state funds and taxes. The three months ended June 30, 2010 included taxes, licenses and fees reserve strengthening of $20 due to an increase in the assessment for New York state funds and taxes.

[4]	The three months ended December 31, 2009 included a decrease in prior year dividends of $10. The three months ended March 31, 2010 included a decrease in prior year dividends of $12.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[6]	Standard commercial lines consist of The Hartford’s small commercial and middle market lines of business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec 31,	March 31,	June 30,	Sept. 30,	Dec 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Direct premiums	$1,047	$1,079	$1,060	$1,036	$1,025	(2%)	(1%)	$4,249	$4,200	(1%)
Reinsurance premiums	11	10	2	7	5	(55%)	(29%)	60	24	(60%)

Net premiums	1,058	1,089	1,062	1,043	1,030	(3%)	(1%)	4,309	4,224	(2%)

ASO fees	10	10	9	10	10	—	—	40	39	(3%)
Other fees	1	3	3	5	4	NM	(20%)	1	15	NM

Total fee income	11	13	12	15	14	27%	(7%)	41	54	32%

Total premiums and other considerations	1,069	1,102	1,074	1,058	1,044	(2%)	(1%)	4,350	4,278	(2%)

Net investment income
Net investment income on G/A assets	96	99	101	96	95	(1%)	(1%)	365	391	7%
Net investment income on assigned capital	9	8	9	11	10	11%	(9%)	38	38	—

Total net investment income	105	107	110	107	105	—	(2%)	403	429	6%
Net realized capital losses — core	(1)	(1)	—	(1)	(1)	—	—	(3)	(3)	—

Total core revenues	1,173	1,208	1,184	1,164	1,148	(2%)	(1%)	4,750	4,704	(1%)
Net realized gains (losses), before tax and DAC, excluded from core revenues	(53)	10	23	—	16	NM	—	(121)	49	NM

Total revenues	1,120	1,218	1,207	1,164	1,164	4%	—	4,629	4,753	3%

Benefits and Expenses
Benefits and losses
Death benefits	314	335	300	296	286	(9%)	(3%)	1,285	1,217	(5%)
Other contract benefits	461	460	445	479	481	4%	—	1,830	1,865	2%
Change in reserve	(3)	48	101	41	59	NM	44%	81	249	NM

Total benefits and losses	772	843	846	816	826	7%	1%	3,196	3,331	4%

Other insurance expenses
Commissions & wholesaling expenses	138	144	138	139	125	(9%)	(10%)	565	546	(3%)
Operating expenses	132	133	129	127	133	1%	5%	541	522	(4%)
Premium taxes and other expenses	17	22	24	22	25	47%	14%	72	93	29%

Subtotal — expenses before deferral	287	299	291	288	283	(1%)	(2%)	1,178	1,161	(1%)
Deferred policy acquisition costs	(13)	(16)	(10)	(13)	(11)	15%	15%	(58)	(50)	14%

Total other insurance expense	274	283	281	275	272	(1%)	(1%)	1,120	1,111	(1%)
Amortization of deferred policy acquisition costs	16	16	15	15	15	(6%)	—	61	61	—

Total benefits and expenses	1,062	1,142	1,142	1,106	1,113	5%	1%	4,377	4,503	3%
Core earnings before income taxes	111	66	42	58	35	(68%)	(40%)	373	201	(46%)
Income tax expense	32	16	8	14	5	(84%)	(64%)	102	43	(58%)

Core Earnings	79	50	34	44	30	(62%)	(32%)	271	158	(42%)
Net realized gains, net of tax and DAC, excluded from core earnings [1]	(34)	1	14	2	10	NM	NM	(78)	27	NM

Net income	$45	$51	$48	$46	$40	(11%)	(13%)	$193	$185	(4%)

After-Tax Profit as % of Revenues
Core earnings	6.7%	4.3%	2.9%	3.8%	2.6%	(4.1)	(1.2)	5.7%	3.4%	(2.3)
Net income	4.0%	4.3%	4.0%	4.0%	3.4%	(0.6)	(0.6)	4.2%	3.9%	(0.3)

[1]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL MARKETS
GROUP BENEFITS
SUPPLEMENTAL DATA

						Year Over
		THREE MONTHS ENDED				Year	Sequential	YEAR ENDED
	Dec 31,	March 31,	June 30,	Sept. 30,	Dec 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
PREMIUMS
Fully Insured — Ongoing Premiums
Group disability	$471	$481	$469	$472	$470	—	—	$1,934	$1,892	(2%)
Group life	526	512	514	513	513	(2%)	—	2,126	2,052	(3%)
Other	61	59	58	58	47	(23%)	(19%)	249	222	(11%)

Total fully insured — ongoing premiums	$1,058	$1,052	$1,041	$1,043	$1,030	(3%)	(1%)	$4,309	$4,166	(3%)

Total buyouts [1]	—	37	21	—	—	—	—	—	58	—

Total premiums	1,058	1,089	1,062	1,043	1,030	(3%)	(1%)	4,309	4,224	(2%)
Group disability — premium equivalents [2]	100	96	98	101	99	(1%)	(2%)	398	394	(1%)

Total premiums and premium equivalent	$1,158	$1,185	$1,160	$1,144	$1,129	(3%)	(1%)	$4,707	$4,618	(2%)

SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully Insured — Ongoing Sales
Group disability	$50	$120	$43	$37	$37	(26%)	—	$347	$237	(32%)
Group life	76	172	55	58	47	(38%)	(19%)	374	332	(11%)
Other	4	4	3	5	2	(50%)	(60%)	20	14	(30%)

Total fully insured — ongoing sales	130	296	101	100	86	(34%)	(14%)	741	583	(21%)

Total buyouts [1]	—	37	21	—	—	—	—	1	58	NM

Total sales	130	333	122	100	86	(34%)	(14%)	742	641	(14%)
Group disability premium equivalents [2]	13	54	12	18	8	(38%)	(56%)	107	92	(14%)

Total sales and premium equivalents	$143	$387	$134	$118	$94	(34%)	(20%)	$849	$733	(14%)

RATIOS [3]
Loss Ratio	72.2%	75.7%	78.3%	77.1%	79.1%	6.9	2.0	73.5%	77.6%	4.1
Expense Ratio	27.1%	28.1%	28.1%	27.4%	27.5%	0.4	0.1	27.1%	27.8%	0.7

GAAP RESERVES [4]
Group disability	$4,821	$4,897	$4,996	$5,069	$5,127	6%	1%
Group life	1,305	1,277	1,269	1,244	1,250	(4%)	—
Other	88	85	83	82	79	(10%)	(4%)

Total GAAP reserves	$6,214	$6,259	$6,348	$6,395	$6,456	4%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010 and December 31, 2010 are net of reinsurance recoverables of $213, $216, $199, $200 and $209, respectively.

CONSUMER MARKETS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change

Earned premiums	$1,002	$996	$995	$985	$971	(3%)	(1%)	$3,959	$3,947	—
Net investment income	50	44	49	46	48	(4%)	4%	178	187	5%
Other revenues	44	43	40	40	49	11%	23%	154	172	12%
Net realized capital gains (losses)	35	(5)	2	1	2	(94%)	100%	(52)	—	100%

Total revenues	1,131	1,078	1,086	1,072	1,070	(5%)	—	4,239	4,306	2%

Losses and loss adjustment expenses	701	701	822	689	739	5%	7%	2,902	2,951	2%
Amortization of deferred policy acquisition costs	169	168	168	167	164	(3%)	(2%)	674	667	(1%)
Insurance operating costs and other expenses	133	124	123	118	128	(4%)	8%	475	493	4%

Total benefits and expenses	1,003	993	1,113	974	1,031	3%	6%	4,051	4,111	1%

Income (loss) before income taxes	128	85	(27)	98	39	(70%)	(60%)	188	195	4%

Income tax expense (benefit)	43	29	(14)	28	9	(79%)	(68%)	48	52	8%

Net income (loss)	85	56	(13)	70	30	(65%)	(57%)	140	143	2%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [1]	23	(7)	2	1	2	(91%)	100%	(34)	(2)	94%

Core earnings (losses)	$62	$63	$(15)	$69	$28	(55%)	(59%)	$174	$145	(17%)

[1]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$953	$943	$1,033	$1,014	$896	(6%)	(12%)	$3,995	$3,886	(3%)
Change in unearned premium reserve	(49)	(53)	38	29	(75)	(53%)	NM	36	(61)	NM

Earned premiums	1,002	996	995	985	971	(3%)	(1%)	3,959	3,947	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	733	667	686	681	703	(4%)	3%	2,707	2,737	1%
Current accident year catastrophes	(14)	41	146	42	71	NM	69%	228	300	32%
Prior accident years [2]	(18)	(7)	(10)	(34)	(35)	(94%)	(3%)	(33)	(86)	(161%)

Total losses and loss adjustment expenses	701	701	822	689	739	5%	7%	2,902	2,951	2%

Underwriting expenses [3]	237	241	241	238	237	—	—	947	957	1%

Underwriting results	64	54	(68)	58	(5)	NM	NM	110	39	(65%)

Net investment income	50	44	49	46	48	(4%)	4%	178	187	5%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	(1)	—	(1)	—	—	(2)	(2)	—
Other expenses [4]	(21)	(8)	(10)	(7)	(6)	71%	14%	(48)	(31)	35%
Income tax benefit (expense)	(31)	(27)	15	(28)	(8)	74%	71%	(64)	(48)	25%

Core earnings (losses)	62	63	(15)	69	28	(55%)	(59%)	174	145	(17%)

Add: Net realized capital gains (losses), after-tax [5]	23	(7)	2	1	2	(91%)	100%	(34)	(2)	94%

Net income (loss)	$85	$56	$(13)	$70	$30	(65%)	(57%)	$140	$143	2%

[1]	The three months ended December 31, 2009 included current accident year reserve strengthening of $14, or 1.4 points, primarily related to auto liability claims. The three months ended December 31, 2010 included current accident year reserve releases of $6, or 0.6 points, primarily related to auto liability claims.

[2]	Included within prior accident years development were the following reserve strengthenings (releases):

	THREE MONTHS ENDED					YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2010	2010	2010	2010	2009	2010
Auto liability	$(24)	$(17)	$(24)	$(41)	$(33)	$(77)	$(115)
Homeowners	—	15	9	3	(4)	18	23
Catastrophes	(3)	(1)	4	8	(1)	6	10
Other reserve re-estimates, net	9	(4)	1	(4)	3	20	(4)

Total prior accident years development	$(18)	$(7)	$(10)	$(34)	$(35)	$(33)	$(86)

In the three months ended December 31, 2010, released reserves for personal auto liability claims. Favorable trends in reported severity have persisted, most notably for accident years 2008 and 2009. As these accident years develop, the uncertainty around the ultimate losses is reduced and management places more weight on the emerged experience. The reserve releases impact accident years 2004 through 2009, as some of the older years are also showing improvements in reported severity.

[3]	The year ended December 31, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”) and reserve strengthening of $8 for other state funds and taxes.

[4]	The three months ended December 31, 2009 included a $13 increase in litigation reserves.

[5]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
UNDERWRITING RESULTS
Written premiums	$953	$943	$1,033	$1,014	$896	(6%)	(12%)	$3,995	$3,886	(3%)
Change in unearned premium reserve	(49)	(53)	38	29	(75)	(53%)	NM	36	(61)	NM

Earned premiums	1,002	996	995	985	971	(3%)	(1%)	3,959	3,947	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	733	667	686	681	703	(4%)	3%	2,707	2,737	1%
Current accident year catastrophes	(14)	41	146	42	71	NM	69%	228	300	32%
Prior accident years [2]	(18)	(7)	(10)	(34)	(35)	(94%)	(3%)	(33)	(86)	(161%)

Total losses and loss adjustment expenses	701	701	822	689	739	5%	7%	2,902	2,951	2%

Underwriting expenses [3]	237	241	241	238	237	—	—	947	957	1%

Underwriting results	$64	$54	$(68)	$58	$(5)	NM	NM	$110	$39	(65%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	73.1	66.9	69.0	69.2	72.4	0.7	(3.2)	68.4	69.4	(1.0)
Current accident year catastrophes	(1.4)	4.2	14.6	4.3	7.3	(8.7)	(3.0)	5.8	7.6	(1.8)
Prior accident years [2] [4]	(1.8)	(0.8)	(0.9)	(3.5)	(3.6)	1.8	0.1	(0.8)	(2.2)	1.4

Total losses and loss adjustment expenses	69.9	70.4	82.6	70.0	76.0	(6.1)	(6.0)	73.3	74.8	(1.5)

Expenses	23.6	24.2	24.3	24.1	24.4	(0.8)	(0.3)	23.9	24.2	(0.3)

Combined ratio	93.5	94.6	106.9	94.1	100.4	(6.9)	(6.3)	97.2	99.0	(1.8)

Catastrophes
Current year	(1.4)	4.2	14.6	4.3	7.3	(8.7)	(3.0)	5.8	7.6	(1.8)
Prior year	(0.3)	(0.1)	0.5	0.7	—	(0.3)	0.7	0.1	0.3	(0.2)

Catastrophe ratio	(1.7)	4.0	15.0	5.1	7.2	(8.9)	(2.1)	5.9	7.8	(1.9)

Combined ratio before catastrophes	95.2	90.5	91.8	89.1	93.2	2.0	(4.1)	91.3	91.2	0.1

Combined ratio before catastrophes and prior year development	96.7	91.1	93.2	93.3	96.8	(0.1)	(3.5)	92.3	93.6	(1.3)

PRODUCT
Automobile	103.4	93.7	98.7	93.3	103.1	0.3	(9.8)	96.9	97.1	(0.2)
Homeowners	68.3	96.8	128.8	96.3	94.1	(25.8)	2.2	98.2	104.0	(5.8)

Total	93.5	94.6	106.9	94.1	100.4	(6.9)	(6.3)	97.2	99.0	(1.8)

[1]	The three months ended December 31, 2009 included current accident year reserve strengthening of $14, or 1.4 points, primarily related to auto liability claims. The three months ended December 31, 2010 included current accident year reserve releases of $6, or 0.6 points, primarily related to auto liability claims.

[2]	Please refer to footnote 2 on page 21 to see what reserve strengthenings (releases) are included within prior accident years development.

[3]	The year ended December 31, 2009 included a $7 reduction to an assessment from the Texas Windstorm Insurance Association (“TWIA”) and reserve strengthening of $8 for other state funds and taxes.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential		YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$672	$671	$752	$743	$653	(3%)	(12%)	$2,871	$2,819	(2%)
Agency	264	258	267	258	231	(13%)	(10%)	1,061	1,014	(4%)
Other	17	14	14	13	12	(29%)	(8%)	63	53	(16%)

Total	$953	$943	$1,033	$1,014	$896	(6%)	(12%)	$3,995	$3,886	(3%)

EARNED PREMIUMS [1]

AARP	$720	$715	$716	$712	$707	(2%)	(1%)	$2,844	$2,850	—
Agency	266	266	264	259	251	(6%)	(3%)	1,049	1,040	(1%)
Other	16	15	15	14	13	(19%)	(7%)	66	57	(14%)

Total	$1,002	$996	$995	$985	$971	(3%)	(1%)	$3,959	$3,947	—

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$682	$696	$719	$700	$630	(8%)	(10%)	$2,877	$2,745	(5%)
Homeowners	271	247	314	314	266	(2%)	(15%)	1,118	1,141	2%

Total	$953	$943	$1,033	$1,014	$896	(6%)	(12%)	$3,995	$3,886	(3%)

EARNED PREMIUMS [1]

Automobile	$721	$713	$711	$698	$684	(5%)	(2%)	$2,857	$2,806	(2%)
Homeowners	281	283	284	287	287	2%	—	1,102	1,141	4%

Total	$1,002	$996	$995	$985	$971	(3%)	(1%)	$3,959	$3,947	—

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Renewal Written Price Increases
Automobile	4%	5%	6%	8%	7%	3%	(1%)	3%	6%	3%
Homeowners	7%	9%	9%	11%	10%	3%	(1%)	5%	10%	5%

Policy Count Retention
Automobile	86%	84%	84%	82%	81%	(5%)	(1%)	86%	83%	(3%)
Homeowners	86%	85%	85%	84%	84%	(2%)	—	86%	85%	(1%)

New Business Premium $
Automobile	$99	$93	$82	$74	$62	(37%)	(16%)	$455	$311	(32%)
Homeowners	$36	$30	$30	$26	$20	(44%)	(23%)	$149	$106	(29%)

Policies in force
Automobile	2,395,421	2,376,660	2,341,594	2,287,845	2,226,351	(7%)	(3%)
Homeowners	1,488,408	1,487,782	1,479,749	1,455,921	1,426,107	(4%)	(2%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

WEALTH MANAGEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
REVENUES
Earned premiums [1]	$4	$17	$36	$45	$39	NM	(13%)	$254	$137	(46%)
Fee income [1]	1,139	1,129	1,126	1,117	1,173	3%	5%	4,298	4,545	6%
Net investment income (loss)
Securities available-for-sale and other	583	607	673	649	640	10%	(1%)	2,347	2,569	9%
Equity securities held for trading [2]	751	701	(2,649)	1,043	131	(83%)	(87%)	3,188	(774)	NM

Total net investment income (loss)	1,334	1,308	(1,976)	1,692	771	(42%)	(54%)	5,535	1,795	(68%)
Net realized capital gains losses — core	(3)	—	7	3	8	NM	167%	(18)	18	NM

Total core revenues	2,474	2,454	(807)	2,857	1,991	(20%)	(30%)	10,069	6,495	(35%)

Net realized losses and other, before tax and DAC, excluded from core revenues	(267)	(238)	(44)	(316)	(110)	59%	65%	(1,153)	(708)	39%

Total revenues	2,207	2,216	(851)	2,541	1,881	(15%)	(26%)	8,916	5,787	(35%)

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses [1]	777	745	949	706	761	(2%)	8%	4,013	3,161	(21%)
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [2]	751	701	(2,649)	1,043	131	(83%)	(87%)	3,188	(774)	NM
Amortization of deferred policy acquisition costs and present value of future profits [1]	124	186	375	97	179	44%	85%	1,665	837	(50%)
Insurance operating costs and other expenses	478	441	446	448	476	—	6%	1,808	1,811	—

Total benefits and expenses	2,130	2,073	(879)	2,294	1,547	(27%)	(33%)	10,674	5,035	(53%)

CORE EARNINGS
Core earnings before income taxes	344	381	72	563	444	29%	(21%)	(605)	1,460	NM
Income tax expense (benefit) [1]	40	87	(11)	165	118	195%	(28%)	(396)	359	NM

Core earnings	304	294	83	398	326	7%	(18%)	(209)	1,101	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings [1] [3]	(188)	(170)	(57)	(78)	49	NM	NM	(1,106)	(256)	77%

Net income (loss)	116	124	26	320	375	NM	17%	(1,315)	845	NM

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTHS ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2010	2010	2010	2010	2009	2010
Earned Premiums	$(6)	$—	$(1)	$(5)	$—	$(6)	$(6)
Fee Income	9	4	8	5	—	103	17
Benefits, losses and loss adjustment expense	8	(51)	135	(124)	3	617	(37)
Amortization of deferred policy acquisition costs	(129)	(66)	122	(133)	(84)	713	(161)
Income tax expense (benefit)	46	42	(82)	91	33	(407)	84

Core earnings (loss)	78	79	(168)	166	48	(826)	125
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(41)	6	(62)	27	15	(205)	(14)

Net income (loss)	37	85	(230)	193	63	(1,031)	111

[2]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

[3]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS EXCLUDING IMPACTS OF DAC UNLOCKS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
CORE EARNINGS BY SEGMENT

Global Annuity	$171	$130	$153	$146	$193	13%	32%	$394	$622	58%
Life Insurance	40	49	63	57	51	28%	(11%)	177	220	24%
Retirement Plans	(2)	10	13	10	11	NM	10%	12	44	NM
Mutual Funds	17	26	22	19	23	35%	21%	34	90	165%

Wealth Management core earnings, excluding DAC Unlock	226	215	251	232	278	23%	20%	617	976	58%
DAC unlock impacts on net income	37	85	(230)	193	63	70%	(67%)	(1,031)	111	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(147)	(176)	5	(105)	34	NM	NM	(901)	(242)	73%

Wealth Management net income (loss)	116	124	26	320	375	NM	17%	(1,315)	845	NM

DAC UNLOCK IMPACT ON REVENUES

Global Annuity	$(8)	$(1)	$1	$3	$(2)	75%	NM	$17	$1	(94%)
Life Insurance	11	5	6	(3)	2	(82%)	NM	80	10	(88%)

Total DAC unlock impact on core revenues	3	4	7	—	—	(100%)	—	97	11	(89%)
DAC unlock impact on net realized gains (losses), before tax and DAC, excluded from core earnings	1	(3)	5	(1)	(1)	NM	—	11	—	(100%)

Total DAC unlock impact on revenues	4	1	12	(1)	(1)	NM	—	108	11	(90%)

DAC UNLOCK IMPACT ON CORE EARNINGS BY SEGMENT

Global Annuity	80	79	(162)	113	46	(43%)	(59%)	(731)	76	NM
Life Insurance	(3)	(1)	(3)	28	(1)	67%	NM	(49)	23	NM
Retirement Plans	1	1	(3)	25	3	NM	(88%)	(46)	26	NM

DAC unlock impact on core earnings (losses) [1]	78	79	(168)	166	48	(38%)	(71%)	(826)	125	NM

DAC unlock impact on net realized gains (losses), net of tax and DAC, excluded from core earnings [2] [3]	(41)	6	(62)	27	15	NM	(44%)	(205)	(14)	93%
DAC unlock impact on net income (loss)	$37	$85	$(230)	$193	$63	70%	(67%)	$(1,031)	$111	NM

[1]	Included in the three months ended September 30, 2010 are the impacts of assumption updates of $(31), $28 and $18 for Global Annuity, Life Insurance and Retirement Plans, respectively.

[2]	Included in the three months ended December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010 are income tax expense (benefits) of $(12), $5, $(40), $13, and $11 respectively. Included in the year ended December 31, 2009 and 2010 are income tax benefits of $(100) and $(11), respectively.

[3]	Included in the three months ended September 30, 2010 are the impacts of assumption updates of $24, $1 and $(5) for Global Annuity, Life Insurance and Retirement Plans, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS (“DAC”)

							Total
	U.S.	International	Other	Life	Retirement	Mutual	Wealth
	Annuity	Annuity	Annuity	Insurance	Plans	Funds	Management
YEAR-TO-DATE
Balance, December 31, 2009	$3,764	$1,775	$111	$2,658	$980	$57	$9,345
Adjustments to unrealized gains and losses on securities available-for-sale and other	(467)	(51)	—	(73)	(281)	—	(872)

Balance excluding adjustments to unrealized gains and losses on securities available-for-sale and other	3,297	1,724	111	2,585	699	57	8,473
Cumulative effect of accounting changes (Pre-tax) [1]	3	—	—	—	8	—	11
Adjustments for business transfers	4	(34)	(4)	—	—	34	—
Disposition of Canada mutual fund business	—	—	—	—	—	(34)	(34)
Capitalization	96	—	—	296	137	49	578
Amortization — Deferred Policy Acquisition Costs	(441)	(251)	(19)	(142)	(58)	(62)	(973)
Amortization — Present Value of Future Profits	(3)	—	(1)	(21)	—	—	(25)
Amortization — Realized Capital Gains / Losses	341	48	(2)	6	4	—	397
Amortization — Unlock — Core	172	(74)	(2)	26	39	—	161
Amortization — Unlock — Non-core	(13)	(11)	3	10	(12)	—	(23)
Effect of Currency Translation Adjustment	—	215	—	—	—	—	215

Balance, December 31, 2010	3,456	1,617	86	2,760	817	44	8,780
Adjustments to unrealized gains and losses on securities available-for-sale and other [1]	(240)	63	(1)	(99)	25	(1)	(253)

Balance, December 31, 2010 including adjustments to unrealized gains and losses on securities available-for-sale and other	$3,216	$1,680	$85	$2,661	$842	$43	$8,527

[1]	Includes the cumulative effect adjustments as a result of the adoption of new accounting guidance for embedded credit derivatives. The effect is offset within adjustments to unrealized gains and losses on securities available for sale and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
SUPPLEMENTAL DATA — ANNUITY DEATH AND LIVING BENEFITS

	As of	As of	As of	As of	As of
	December 31,	March 31,	June 30,	September 30,	December 31,
	2009	2010	2010	2010	2010
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,115.10	1,169.43	1,030.71	1,141.20	1,257.64

Total Account Value with GMDB	$91,820	$92,694	$82,857	$87,742	$90,831
GMDB Gross net amount of risk	$18,362	$15,645	$20,883	$15,148	$10,746
% of GMDB NAR reinsured	53%	55%	52%	55%	60%
GMDB Retained net amount of risk	8,545	7,047	10,040	6,756	4,331
GMDB net GAAP liability [1]	446	412	480	407	367

Total Account Value with GMWB	45,506	46,001	41,085	43,504	44,803
GMWB Gross net amount of risk	3,057	2,382	4,090	2,321	1,296
% of GMWB NAR reinsured	16%	16%	17%	16%	17%
GMWB Retained net amount of risk	2,555	1,997	3,392	1,941	1,080
GMWB Net GAAP Liability [2]	1,610	1,359	2,597	2,083	1,330

JAPAN VARIABLE ANNUITY BUSINESS
Yen / $	93.1	93.4	88.5	83.5	81.1

Total Account Value with GMDB	$30,521	$30,379	$28,888	$30,912	$31,249
GMDB Gross net amount of risk	$6,335	$5,852	$8,870	$8,569	$8,847
% of GMDB NAR reinsured	17%	17%	14%	16%	14%
GMDB Retained net amount of risk	5,238	4,856	7,597	7,233	7,593

Total Account Value with GMIB	28,198	28,002	26,731	28,655	28,835
GMIB Retained net amount of risk [2]	3,588	3,282	5,846	5,410	5,777
GMDB/GMIB net GAAP liability [1]	543	523	616	592	652

[1]	For the three months ended December 31, 2009, there was a decrease to the GMDB/GMIB liability as a result of the unlock, for U.S. and Japan variable annuity business of $1 and $13, respectively. For the three months ended March 31, 2010 the amounts were $(28) and $(19), respectively. For the three months ended June 30, 2010 the amounts were $71 and $58, respectively. For the three months ended September 30, 2010 the amounts were $(69) and $(53), respectively. For the three months ended December 31, 2010 the amounts were $(51) and $46, respectively.

[2]	Policies with a guaranteed living benefit (a GMWB in the US or a GMIB in Japan) also have a guaranteed death benefit. The NAR for each benefit is shown, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or, by contract, the GMDB NAR is reduced to $0. When a policy goes into benefit status on a GMIB, its GMDB NAR is released.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Variable annuity fees	$568	$544	$537	$535	$555	(2%)	4%	$2,085	$2,171	4%
Other fees [2]	58	46	44	58	56	(3%)	(3%)	231	204	(12%)

Total fee income	626	590	581	593	611	(2%)	3%	2,316	2,375	3%

Direct premiums	62	60	82	97	86	39%	(11%)	444	325	(27%)
Reinsurance premiums [2]	(32)	(23)	(25)	(28)	(23)	28%	18%	(106)	(99)	7%

Net premiums	30	37	57	69	63	110%	(9%)	338	226	(33%)

Total premiums and other considerations	656	627	638	662	674	3%	2%	2,654	2,601	(2%)

Net investment income
Net investment income on G/A assets	412	395	420	377	369	(10%)	(2%)	1,634	1,561	(4%)
Net investment income on equity securities held for trading	751	701	(2,649)	1,043	131	(83%)	(87%)	3,188	(774)	NM
Other net investment income	12	9	27	49	45	NM	(8%)	72	130	81%

Total net investment income	1,175	1,105	(2,202)	1,469	545	(54%)	(63%)	4,894	917	(81%)
Net realized capital gains (losses) — core	(1)	3	8	5	10	NM	100%	(8)	26	NM

Total core revenues	1,830	1,735	(1,556)	2,136	1,229	(33%)	(42%)	7,540	3,544	(53%)
Net realized losses and other, before tax and DAC, excluded from core revenues	(134)	(198)	(110)	(328)	(151)	(13%)	54%	(679)	(787)	(16%)

Total revenues	1,696	1,537	(1,666)	1,808	1,078	(36%)	(40%)	6,861	2,757	(60%)

Benefits and Expenses
Benefits and losses
Death benefits [2]	79	22	207	(56)	79	—	NM	872	252	(71%)
Other contract benefits	149	135	142	146	148	(1%)	1%	585	571	(2%)
Change in reserve	36	41	64	64	61	69%	(5%)	380	230	(39%)
Sales inducements [2]	6	8	18	11	3	(50%)	(73%)	104	40	(62%)
Interest credited on G/A assets [3]	262	259	246	243	192	(27%)	(21%)	1,087	940	(14%)
Interest credited on International variable annuities	751	701	(2,649)	1,043	131	(83%)	(87%)	3,188	(774)	NM

Total benefits and losses	1,283	1,166	(1,972)	1,451	614	(52%)	(58%)	6,216	1,259	(80%)

Other insurance expenses
Commissions & wholesaling expenses	149	133	115	117	109	(27%)	(7%)	648	474	(27%)
Operating expenses	109	80	85	84	98	(10%)	17%	462	347	(25%)
Premium taxes and other expenses	8	13	12	12	6	(25%)	(50%)	39	43	10%

Subtotal — expenses before deferral	266	226	212	213	213	(20%)	—	1,149	864	(25%)
Deferred policy acquisition costs	(53)	(39)	(25)	(14)	(18)	66%	(29%)	(290)	(96)	67%

Total other insurance expense	213	187	187	199	195	(8%)	(2%)	859	768	(11%)
Amortization of deferred policy acquisition costs [2]	48	115	288	116	100	108%	(14%)	1,193	619	(48%)

Total benefits and expenses	1,544	1,468	(1,497)	1,766	909	(41%)	(49%)	8,268	2,646	(68%)
Core earnings (loss) before income taxes	286	267	(59)	370	320	12%	(14%)	(728)	898	NM
Income tax expense (benefit) [2] [4]	35	58	(50)	111	81	131%	(27%)	(391)	200	NM

Core earnings (loss) [2]	251	209	(9)	259	239	(5%)	(8%)	(337)	698	NM
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings[1] [5]	(113)	(129)	(105)	(84)	24	NM	NM	(829)	(294)	65%

Net income (loss) [2]	$138	$80	$(114)	$175	$263	91%	50%	$(1,166)	$404	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	61.6	53.4	(2.4)	70.1	62.9	2%	(10%)	(21.7)	45.1	NM
Net income (loss)	33.9	20.4	(30.3)	47.4	69.2	104%	46%	(75.0)	26.1	NM

[1]	The SPIA business was transferred to Global Annuity from the former Institutional segment, effective January 1, 2010 on a prospective basis.

[2]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2010	2010	2010	2010	2009	2010
Other Fees	$(2)	$(1)	$2	$8	$(2)	$23	$7
Reinsurance Premiums	(6)	—	(1)	(5)	—	(6)	(6)
Death Benefits	16	(48)	129	(123)	9	560	(33)
Sales Inducements	(7)	(3)	6	—	(6)	49	(3)
Amortization of deferred policy acquisition costs	(144)	(70)	107	(50)	(83)	495	(96)
Income tax expense (benefit)	47	41	(79)	63	32	(356)	57

Core earnings (loss)	80	79	(162)	113	46	(731)	76
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(40)	2	(60)	32	15	(193)	(11)

Net income (loss)	40	81	(222)	145	61	(924)	65

[3]	Included in the three months ended, December 31, 2010 is a benefit of $36, before-tax, related to a true-up of reserves associated with certain non-dollar denominated investor notes.

[4]	Included in the three months ended, December 31, 2009, is a DRD tax benefit of $30 related to the conclusion of the 2004 through 2006 IRS examination.

[5]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — U.S. ANNUITY — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2009	2010	2010	2010	2010
VARIABLE ANNUITIES
Beginning balance	$83,315	$84,679	$85,320	$75,961	$80,357
Deposits	631	454	386	297	286
Surrenders	(2,161)	(2,361)	(2,430)	(2,275)	(2,723)
Death benefits/annuity payouts	(336)	(399)	(393)	(361)	(398)
Transfers [1]	(13)	(13)	(17)	(16)	(3)

Net Flows	(1,879)	(2,319)	(2,454)	(2,355)	(2,838)
Change in market value/change in reserve/interest credited	3,246	2,965	(6,900)	6,757	5,498
Other [2]	(3)	(5)	(5)	(6)	(4)

Ending balance	$84,679	$85,320	$75,961	$80,357	$83,013

FIXED MVA AND OTHER
Beginning balance	$12,084	$12,110	$12,823	$12,579	$12,397
Transfer in of SPIA [3]	—	683	—	—	—

Deposits	171	182	36	16	19
Surrenders	(223)	(220)	(318)	(256)	(241)
Death benefits/annuity payouts	(116)	(135)	(142)	(136)	(150)
Transfers [1]	45	54	51	39	51

Net Flows	(123)	(119)	(373)	(337)	(321)
Change in market value/change in reserve/interest credited	149	149	129	155	147

Ending balance	$12,110	$12,823	$12,579	$12,397	$12,223

TOTAL U.S. ANNUITY
Beginning balance	$95,399	$96,789	$98,143	$88,540	$92,754
Transfer in of SPIA [3]	—	683	—	—	—

Deposits	802	636	422	313	305
Surrenders	(2,384)	(2,581)	(2,748)	(2,531)	(2,964)
Death benefits/annuity payouts	(452)	(534)	(535)	(497)	(548)
Transfers [1]	32	41	34	23	48

Net Flows	(2,002)	(2,438)	(2,827)	(2,692)	(3,159)
Change in market value/change in reserve/interest credited	3,395	3,114	(6,771)	6,912	5,645
Other [2]	(3)	(5)	(5)	(6)	(4)

Ending balance	$96,789	$98,143	$88,540	$92,754	$95,236

[1]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefit remaining on deposit.

[2]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

[3]	The Single Premium Immediate Annuity (“SPIA”) business was transferred to U.S. Annuity from Other Annuity, effective January 1, 2010 on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — INTERNATIONAL ANNUITY — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2009	2010	2010	2010	2010
VARIABLE ANNUITIES
Beginning balance	$35,764	$34,708	$33,085	$31,334	$33,555
Transfer out of Canadian business [1]	—	(1,355)	—	—	—

Deposits/Premiums/other	134	6	1	2	1
Surrenders	(274)	(361)	(295)	(337)	(363)
Death benefits/annuitizations/other [2]	(165)	(170)	(157)	(158)	(183)

Net Flows	(305)	(525)	(451)	(493)	(545)
Change in market value/currency/change in reserve/interest credited	401	519	(2,856)	880	(43)
Disposition of offshore business [3]	—	—	—	—	(368)
Effect of currency translation	(1,152)	(262)	1,556	1,834	908

Ending balance	$34,708	$33,085	$31,334	$33,555	$33,507

FIXED MVA AND OTHER [4]
Beginning balance	$4,732	$4,365	$4,294	$4,488	$4,703
Surrenders	(24)	(54)	(27)	(35)	(58)
Death benefits/annuitizations/other [2]	(205)	(33)	(32)	(28)	(209)

Net Flows	(229)	(87)	(59)	(63)	(267)
Change in market value/currency/change in reserve/interest credited	34	30	15	13	23
Effect of currency translation	(172)	(14)	238	265	137

Ending balance	$4,365	$4,294	$4,488	$4,703	$4,596

TOTAL INTERNATIONAL ANNUITY
Beginning balance	$40,496	$39,073	$37,379	$35,822	$38,258
Transfer out of Canadian business [1]	—	(1,355)	—	—	—

Deposits/Premiums/other	134	6	1	2	1
Surrenders	(298)	(415)	(322)	(372)	(421)
Death benefits/annuitizations/other [2]	(370)	(203)	(189)	(186)	(392)

Net Flows	(534)	(612)	(510)	(556)	(812)
Change in market value/change in reserve/interest credited	435	549	(2,841)	893	(20)
Disposition of offshore business [3]	—	—	—	—	(368)
Effect of currency translation	(1,324)	(276)	1,794	2,099	1,045

Ending balance	$39,073	$37,379	$35,822	$38,258	$38,103

[1]	The Canadian business was transferred to Mutual Funds from International Annuity, effective January 1, 2010 on a prospective basis.

[2]	Included in the three months ended December 31, 2010 are current period payments of $195.6 and interest credited of $14.9 related to 3 Win “GMIB” policies that triggered in fourth quarter 2008 and first quarter 2009 for option (2), which are included in the fixed MVA and other — death benefits/annuitizations/other and change in market value/change in reserve/interest credited. The 3 Win guaranteed minimum benefit “GMIB” requires the policyholder to elect one of the two options; either (1) receive 80% of their initial deposit without surrender penalty or (2) receive 100% of the initial deposit via a 15 year pay out annuity.

[3]	The three months ended December 31, 2010 includes the sale of the offshore business.

[4]	Of the total ending fixed MVA and other balance as of December 31, 2010 of $4.6 billion, approximately $1.9 billion is related to the triggering of the guaranteed minimum income benefit for the 3 Win product. This account value is not expected to generate material future profit or loss to the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
GLOBAL ANNUITY
SUPPLEMENTAL DATA — OTHER — ACCOUNT VALUE AND ASSET ROLL FORWARD

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2009	2010	2010	2010	2010
INSTITUTIONAL INVESTMENT PRODUCTS ACCOUNT VALUE [1]
Beginning balance	$23,128	$22,373	$21,060	$19,950	$20,086
Transfer out of SPIA, Lifetime Income and Maturity Funding [2]	—	(877)	—	—	—

Deposits	146	33	12	132	87
Surrenders	(934)	(352)	(895)	(250)	(478)
Death benefits/annuity payouts	(232)	(474)	(527)	(260)	(169)

Net Flows	(1,020)	(793)	(1,410)	(378)	(560)
Change in market value/change in reserve/interest credited	265	357	300	514	148

Ending balance	$22,373	$21,060	$19,950	$20,086	$19,674

INVESTMENT ONLY MUTUAL FUND ASSETS
Beginning balance	$4,453	$4,262	$—	$—	$—
Transfer out of Investment Only Mutual Funds [3]	—	(4,262)	—	—	—

Deposits	466	—	—	—	—
Surrenders	(912)	—	—	—	—

Net Flows	(446)	—	—	—	—
Change in market value/change in reserve/interest credited	255	—	—	—	—

Ending balance	$4,262	$—	$—	$—	$—

TOTAL OTHER ANNUITY
Beginning balance	$27,581	$26,635	$21,060	$19,950	$20,086
Transfer out of Investment Only Mutual Funds, SPIA, and Lifetime Income & Maturity Funding [2,3]	—	(5,139)	—	—	—

Deposits	612	33	12	132	87
Surrenders	(1,846)	(352)	(895)	(250)	(478)
Death benefits/annuity payouts	(232)	(474)	(527)	(260)	(169)

Net Flows	(1,466)	(793)	(1,410)	(378)	(560)
Change in market value/change in reserve/interest credited	520	357	300	514	148

Ending balance	$26,635	$21,060	$19,950	$20,086	$19,674

[1]	Included in the balance, beginning with the three months ended March 31, 2009, is approximately $1.5 billion related to an intrasegment funding agreement which is eliminated in consolidation.

[2]	SPIA and Lifetime Income & Maturity Funding were transferred to U.S. Annuity and Retirement Plans, respectively, from Global Annuity — Other, effective January 1, 2010, on a prospective basis.

[3]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Global Annuity - Other, effective January 1, 2010, on a prospective basis.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
INCOME STATEMENTS

						Year Over
						Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Variable life fees	$24	$23	$25	$22	$25	4%	14%	$93	$95	2%
Cost of insurance charges	173	185	186	194	194	12%	—	679	759	12%
Other fees [1]	81	73	73	54	74	(9%)	37%	371	274	(26%)

Total fee income	278	281	284	270	293	5%	9%	1,143	1,128	(1%)

Direct premiums	35	33	35	35	37	6%	6%	132	140	6%
Reinsurance premiums	(61)	(55)	(58)	(60)	(63)	(3%)	(5%)	(219)	(236)	(8%)

Net premiums	(26)	(22)	(23)	(25)	(26)	—	(4%)	(87)	(96)	(10%)

Total premiums and other considerations	252	259	261	245	267	6%	9%	1,056	1,032	(2%)

Net investment income
Net investment income on G/A assets	91	128	136	131	128	41%	(2%)	364	523	44%
Other net investment income (loss)	(4)	(4)	(1)	1	3	NM	NM	(17)	(1)	94%

Total net investment income	87	124	135	132	131	51%	(1%)	347	522	50%
Net realized capital losses — core	—	(1)	—	—	(1)	—	—	(3)	(2)	33%

Total core revenues	339	382	396	377	397	17%	5%	1,400	1,552	11%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(30)	(27)	59	11	(21)	30%	NM	(148)	22	NM

Total revenues	309	355	455	388	376	22%	(3%)	1,252	1,574	26%

Benefits and Expenses
Benefits and losses
Death benefits	103	114	100	134	113	10%	(16%)	407	461	13%
Other contract benefits	8	7	14	8	6	(25%)	(25%)	33	35	6%
Change in reserve [1]	1	7	(3)	(1)	(4)	NM	NM	16	(1)	NM
Sales inducements	—	1	—	2	1	—	(50%)	1	4	NM
Interest credited on G/A assets	68	88	91	85	87	28%	2%	258	351	36%

Total benefits and losses	180	217	202	228	203	13%	(11%)	715	850	19%

Other insurance expenses
Commissions & wholesaling expenses	51	40	40	48	51	—	6%	175	179	2%
Operating expenses	67	62	69	65	77	15%	18%	261	273	5%
Premium taxes and other expenses	16	15	16	10	26	63%	160%	49	67	37%

Subtotal — expenses before deferral	134	117	125	123	154	15%	25%	485	519	7%
Deferred policy acquisition costs	(79)	(64)	(68)	(79)	(85)	(8%)	(8%)	(277)	(296)	(7%)

Total other insurance expense	55	53	57	44	69	25%	57%	208	223	7%
Amortization of deferred policy acquisition costs and present value of future profits [1]	58	48	50	(13)	52	(10%)	NM	330	137	(58%)

Total benefits and expenses	293	318	309	259	324	11%	25%	1,253	1,210	(3%)
Core earnings before income taxes	46	64	87	118	73	59%	(38%)	147	342	133%
Income tax expense (benefit) [1]	9	16	27	33	23	156%	(30%)	19	99	NM

Core earnings [1]	37	48	60	85	50	35%	(41%)	128	243	90%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [2]	(16)	(24)	43	12	(12)	25%	NM	(89)	19	NM

Net income [1]	$21	$24	$103	$97	$38	81%	(61%)	$39	$262	NM

Earnings Margin (After-tax)
Core earnings	10.9%	12.6%	15.2%	22.5%	12.6%	1.7	(9.9)	9.1%	15.7%	6.6
Net income	6.8%	6.8%	22.6%	25.0%	10.1%	3.3	(14.9)	3.1%	16.6%	13.5

[1]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2010	2010	2010	2010	2009	2010
Other Fees	$11	$5	$6	$(3)	$2	$80	$10
Change in reserve	—	—	—	(2)	—	6	(2)
Amortization of deferred policy acquisition costs	15	6	11	(46)	3	149	(26)
Income tax expense (benefit)	(1)	—	(2)	15	—	(26)	13

Core earnings (loss)	(3)	(1)	(3)	28	(1)	(49)	23
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	—	4	—	1	—	(2)	5

Net income (loss)	(3)	3	(3)	29	(1)	(51)	28

[2]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
SALES BY DISTRIBUTION [1]
National Accounts	$30	$21	$25	$25	$28	(7%)	12%	$99	$99	—
Independent	26	22	23	29	32	23%	10%	88	106	20%
Other	3	3	4	2	3	—	50%	13	12	(8%)

Total sales by distribution	$59	$46	$52	$56	$63	7%	13%	$200	$217	9%

SALES BY PRODUCT
Variable Life	$13	$8	$8	$8	$7	(46%)	(13%)	$47	$31	(34%)
Universal life	41	33	40	44	52	27%	18%	132	169	28%
Term/other life	5	5	4	4	4	(20%)	—	21	17	(19%)

Total sales by product	$59	$46	$52	$56	$63	7%	13%	$200	$217	9%

PREMIUMS & DEPOSITS
Variable life	$176	$137	$136	$136	$148	(16%)	9%	$637	$557	(13%)
Universal life/other life	288	255	265	294	329	14%	12%	1,003	1,143	14%
Term/other	38	36	37	37	42	11%	14%	146	152	4%

Total Premiums & Deposits	$502	$428	$438	$467	$519	3%	11%	$1,786	$1,852	4%

ACCOUNT VALUE
General account	$6,245	$6,339	$6,429	$6,551	$6,690	7%	2%
Separate account	5,214	5,342	4,951	5,201	5,553	7%	7%

Total account value	$11,459	$11,681	$11,380	$11,752	$12,243	7%	4%

ACCOUNT VALUE BY PRODUCT
Variable life	$5,766	$5,900	$5,507	$5,757	$6,115	6%	6%
Universal life/other life	5,693	5,781	5,873	5,995	6,128	8%	2%

Total account value by product	$11,459	$11,681	$11,380	$11,752	$12,243	7%	4%

LIFE INSURANCE IN-FORCE
Variable life [2]	$78,671	$77,592	$76,445	$75,399	$74,044	(6%)	(2%)
Universal life	56,030	55,806	56,571	57,734	58,789	5%	2%
Term	69,968	71,078	72,625	73,959	75,797	8%	2%

Total life insurance in-force	$204,669	$204,476	$205,641	$207,092	$208,630	2%	1%

[1]	Sales are reported using Commissionable Weighted Premium.

[2]	Included in the three months ended December 31, 2009, is an adjustment of $4.5 billion for VUL riders not previously reported.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — INDIVIDUAL LIFE — ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2009	2010	2010	2010	2010
VARIABLE LIFE
Beginning balance	$5,552	$5,766	$5,900	$5,507	$5,757
First year & single premiums	32	18	17	18	15
Renewal premiums	144	119	119	118	133

Premiums and deposits	176	137	136	136	148
Surrenders	(116)	(88)	(89)	(93)	(106)
Death benefits	(16)	(15)	(24)	(18)	(14)

Net Flows	44	34	23	25	28
Policy fees	(132)	(114)	(118)	(118)	(123)
Change in market value/interest credited	302	214	(298)	343	453

Ending balance	$5,766	$5,900	$5,507	$5,757	$6,115

UNIVERSAL LIFE [1]
Beginning balance	$5,591	$5,693	$5,781	$5,873	$5,995
First year & single premiums	141	123	127	154	165
Renewal premiums	147	132	138	140	164

Premiums and deposits	288	255	265	294	329
Surrenders	(59)	(49)	(40)	(43)	(49)
Death benefits	(26)	(27)	(36)	(25)	(30)

Net Flows	203	179	189	226	250
Policy fees	(162)	(146)	(154)	(161)	(177)
Change in market value/interest credited	61	55	57	57	60

Ending balance	$5,693	$5,781	$5,873	$5,995	$6,128

INDIVIDUAL LIFE
Beginning balance	$11,143	$11,459	$11,681	$11,380	$11,752
First year & single premiums	173	141	144	172	180
Renewal premiums	291	251	257	258	297

Premiums and deposits	464	392	401	430	477
Surrenders	(175)	(137)	(129)	(136)	(155)
Death benefits	(42)	(42)	(60)	(43)	(44)

Net Flows	247	213	212	251	278
Policy fees	(294)	(260)	(272)	(279)	(300)
Change in market value/interest credited	363	269	(241)	400	513

Ending balance	$11,459	$11,681	$11,380	$11,752	$12,243

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
LIFE INSURANCE
SUPPLEMENTAL DATA — PRIVATE PLACEMENT LIFE INSURANCE — ACCOUNT VALUE
AND ACCOUNT VALUE ROLL FORWARD

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2009	2010	2010	2010	2010	Change	Change

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE
General account [1]	$4	$1,729	$1,732	$1,743	$1,756	NM	1%
Non-guaranteed separate account	33,352	33,512	33,317	33,815	34,286	3%	1%

Total Private Placement Life Insurance account value	$33,356	$35,241	$35,049	$35,558	$36,042	8%	1%

PRIVATE PLACEMENT LIFE INSURANCE ACCOUNT VALUE ROLL FORWARD
Beginning balance	$33,197	$33,356	$35,241	$35,049	$35,558
Transfer in of Leveraged COLI [1]	—	1,794	—	—	—
Deposits	41	21	68	29	66
Surrenders	(225)	(251)	(272)	(11)	1
Death benefits/annuity payouts	(24)	(28)	(38)	(35)	(37)

Net Flows	(208)	(258)	(242)	(17)	30
Change in market value/change in reserve/interest credited	390	415	112	575	477
Other [2]	(23)	(66)	(62)	(49)	(23)

Ending balance	$33,356	$35,241	$35,049	$35,558	$36,042

[1]	The Leveraged COLI business was transferred in from Corporate and Other to Private Placement Life Insurance, effective January 1, 2010, on a prospective basis.

[2]	Primarily consists of cost of insurance and Mortality & Expense charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS[1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
Revenues
Premiums and other considerations
Variable annuity and life fees	$51	$54	$56	$57	$63	24%	11%	$185	$230	24%
Mutual fund and other fees	36	31	31	31	29	(19%)	(6%)	136	122	(10%)

Total fee income	87	85	87	88	92	6%	5%	321	352	10%

Direct premiums	—	2	2	1	2	—	100%	3	7	133%

Total premiums and other considerations	87	87	89	89	94	8%	6%	324	359	11%

Net investment income
Net investment income on G/A assets	76	79	91	92	94	24%	2%	309	356	15%
Other net investment income	2	2	2	1	3	50%	NM	6	8	33%

Total net investment income	78	81	93	93	97	24%	4%	315	364	16%

Net realized losses — core	(2)	(2)	(1)	(2)	(1)	50%	50%	(7)	(6)	14%

Total core revenues	163	166	181	180	190	17%	6%	632	717	13%

Net realized gains (losses), before tax and DAC, excluded from core revenues	(103)	(14)	7	2	(7)	93%	NM	(326)	(12)	96%

Total revenues	60	152	188	182	183	NM	1%	306	705	130%

Benefits and Expenses
Benefits and losses
Death benefits [2]	(2)	—	1	(1)	—	100%	100%	—	—	—
Other contract benefits	11	15	15	15	15	36%	—	43	60	40%
Change in reserve	(4)	(11)	(6)	(6)	(5)	(25%)	17%	(19)	(28)	(47%)
Sales inducements [2]	—	—	—	—	—	—	—	2	—	(100%)
Interest credited on G/A assets	60	59	60	63	64	7%	2%	244	246	1%

Total benefits and losses	65	63	70	71	74	14%	4%	270	278	3%

Other insurance expenses
Commissions & wholesaling expenses	36	45	40	44	48	33%	9%	139	177	27%
Operating expenses [3]	86	70	69	67	72	(16%)	7%	298	278	(7%)
Premium taxes and other expenses	8	6	4	6	6	(25%)	—	27	22	(19%)

Subtotal — expenses before deferral	130	121	113	117	126	(3%)	8%	464	477	3%
Deferred policy acquisition costs	(25)	(36)	(32)	(33)	(36)	(44%)	(9%)	(118)	(137)	(16%)

Total other insurance expense	105	85	81	84	90	(14%)	7%	346	340	(2%)
Amortization of deferred policy acquisition costs [2]	6	8	21	(22)	12	100%	NM	92	19	(79%)

Total benefits and expenses	176	156	172	133	176	—	32%	708	637	(10%)

Core earnings (loss) before income taxes	(13)	10	9	47	14	NM	(70%)	(76)	80	NM
Income tax expense (benefit) [2]	(12)	(1)	(1)	12	—	100%	(100%)	(42)	10	NM

Core earnings (loss) [2]	(1)	11	10	35	14	NM	(60%)	(34)	70	NM

Net realized gains (losses), net of tax and DAC, excluded from core earnings [2] [4]	(59)	(17)	4	(5)	(5)	92%	—	(188)	(23)	88%

Net income (loss) [2]	$(60)	$(6)	$14	$30	$9	NM	(70%)	$(222)	$47	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	(0.9)	9.7	8.9	29.7	11.0	NM	(63%)	(8.4)	14.5	NM
Net income (loss)	(55.4)	(5.3)	12.4	25.4	7.1	NM	(72%)	(54.8)	9.7	NM

[1]	The lifetime income and maturity funding business was transferred from Global Annuity to Retirement Plans effective January 1, 2010 on a prospective basis.

[2]	The DAC unlock recorded in the periods presented below affected each income statement line item as follows:

	THREE MONTH ENDED					YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	DECEMBER 31,
	2009	2010	2010	2010	2010	2009	2010
Death Benefits	$(1)	$—	$—	$—	$—	$—	$—
Sales Inducements	—	—	—	(1)	—	2	(1)
Amortization of deferred policy acquisition costs	—	(2)	4	(37)	(4)	69	(39)
Income tax expense (benefit)	—	1	(1)	13	1	(25)	14

Core earnings (loss)	1	1	(3)	25	3	(46)	26
Less: Net realized gains (losses), net of tax and DAC, excluded from core earnings	(1)	—	(2)	(6)	—	(10)	(8)

Net income (loss)	—	1	(5)	19	3	(56)	18

[3]	The three months ended December 31, 2009, includes a litigation accrual of $14, before tax.

[4]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month
	2009	2010	2010	2010	2010	Change	Change

RETIREMENT PLANS
General account	$6,456	$6,781	$6,929	$7,171	$7,280	13%	2%
Guaranteed separate account	—	—	2	3	6	—	100%
Non-guaranteed separate account	20,802	22,497	21,012	23,464	25,654	23%	9%

Total Retirement Plans account value	$27,258	$29,278	$27,943	$30,638	$32,940	21%	8%
401(k)/403(b)/457 mutual funds	16,704	17,186	15,848	18,602	19,578	17%	5%

Total Retirement Plans Assets Under Management	$43,962	$46,464	$43,791	$49,240	$52,518	19%	7%

Assets Under Administration [1]	$5,588	$5,755	$5,348	$4,266	$4,448	(20%)	4%

[1]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLL FORWARD [1]

	THREE MONTHS ENDED,
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2009	2010	2010	2010	2010
401(k) GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$15,339	$16,142	$17,776	$16,926	$18,764
Transfer in of Lifetime Income & Maturity Funding [2]	—	194	—	—	—

Deposits	1,038	1,668	1,155	1,108	1,211
Surrenders	(782)	(770)	(706)	(688)	(874)
Death benefits/annuity payouts	(7)	(16)	(17)	(15)	(18)

Net Flows	249	882	432	405	319
Change in market value/change in reserve/interest credited	554	558	(1,283)	1,415	1,209
Other	—	—	1	18	(1)

Ending balance	$16,142	$17,776	$16,926	$18,764	$20,291

403(b)/457 GROUP ANNUITY ACCOUNT VALUE
Beginning balance	$10,760	$11,116	$11,502	$11,017	$11,874
Deposits	340	322	314	395	369
Surrenders	(319)	(264)	(195)	(210)	(239)
Death benefits/annuity payouts	(12)	(10)	(12)	(11)	(12)

Net Flows	9	48	107	174	118
Change in market value/change in reserve/interest credited	347	338	(592)	680	658
Other	—	—	—	3	(1)

Ending balance	$11,116	$11,502	$11,017	$11,874	$12,649

401(k)/403(b)/457 MUTUAL FUNDS ASSETS [1]
Beginning balance	$16,648	$16,704	$17,186	$15,848	$18,602
Reclassificiation of Assets Under Administration to Assets Under Management [3]	—	—	—	1,294	—

Deposits	462	571	504	525	491
Surrenders	(779)	(806)	(804)	(596)	(825)

Net Flows	(317)	(235)	(300)	(71)	(334)
Change in market value/change in reserve/interest credited	373	717	(1,037)	1,552	1,308
Other	—	—	(1)	(21)	2

Ending balance	$16,704	$17,186	$15,848	$18,602	$19,578

TOTAL RETIREMENT
Beginning balance	$42,747	$43,962	$46,464	$43,791	$49,240
Transfer in of Lifetime Income & Maturity Funding and Reclassification of Assets Under Administration to Assets Under Management [2][3]	—	194	—	1,294	—

Deposits	1,840	2,561	1,973	2,028	2,071
Surrenders	(1,880)	(1,840)	(1,705)	(1,494)	(1,938)
Death benefits/annuity payouts	(19)	(26)	(29)	(26)	(30)

Net Flows	(59)	695	239	508	103
Change in market value/change in reserve/interest credited	1,274	1,613	(2,912)	3,647	3,175

Ending balance	$43,962	$46,464	$43,791	$49,240	$52,518

[1]	Excludes Assets Under Administration

[2]	The Lifetime Income & Maturity Funding business was transferred from Global Annuity to Retirement Plans, effective January 1, 2010, on a prospective basis.

[3]	Specific plans were identified that required reclassification from assets under administration (AUA) to assets under management (AUM).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
Revenues
Fee income	$148	$173	$174	$166	$177	20%	7%	$518	$690	33%

Net investment loss
Net investment income (loss) on G/A assets	(4)	—	1	—	—	100%	—	(14)	1	NM
Net investment loss on assigned capital	(2)	(2)	(3)	(2)	(2)	—	—	(7)	(9)	(29%)

Total net investment loss	(6)	(2)	(2)	(2)	(2)	67%	—	(21)	(8)	62%
Total core revenues	142	171	172	164	175	23%	7%	497	682	37%
Net realized capital gains (losses), before tax and DAC, excluded from core revenues [2]	—	1	—	(1)	69	—	NM	—	69	—

Total revenues	142	172	172	163	244	72%	50%	497	751	51%

Benefits and Expenses

Benefits and claims
Interest credited on G/A assets	—	—	—	(1)	1	—	NM	—	—	—

Total benefits and claims	—	—	—	(1)	1	—	NM	—	—	—

Other insurance expenses
Commissions & wholesaling expenses	85	96	94	86	98	15%	14%	319	374	17%
Operating expenses	26	32	33	32	36	38%	13%	100	133	33%
Premium taxes and other expenses	4	3	6	13	—	(100%)	(100%)	17	22	29%

Subtotal — expenses before deferral	115	131	133	131	134	17%	2%	436	529	21%
Deferred policy acquisition costs	(10)	(15)	(12)	(10)	(12)	(20%)	(20%)	(41)	(49)	(20%)

Total other insurance expense	105	116	121	121	122	16%	1%	395	480	22%
Amortization of deferred policy acquisition costs	12	15	16	16	15	25%	(6%)	50	62	24%

Total benefits and expenses	117	131	137	136	138	18%	1%	445	542	22%
Core earnings before income taxes	25	40	35	28	37	48%	32%	52	140	169%
Income tax expense	8	14	13	9	14	75%	56%	18	50	178%

Core earnings	17	26	22	19	23	35%	21%	34	90	165%
Net realized gains (losses), net of tax and DAC, excluded from core earnings [3]	—	—	1	(1)	42	—	NM	—	42	—

Net income	$17	$26	$23	$18	$65	NM	NM	$34	$132	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	15.9	10.9	9.5	8.3	9.4	(41%)	13%	8.8	9.3	6%
Net income	15.9	10.9	9.9	7.9	26.6	67%	NM	8.8	13.6	55%

[1]	The Canadian business and Investment-Only Mutual Funds business were transferred from Global Annuity to Mutual Funds, effective January 1, 2010, on a prospective basis. Additionally, the Proprietary Mutual Funds business was transferred from Global Annuity, Retirement Plans, and Life Insurance to Mutual Funds, effective January 1, 2010, on a prospective basis.

[2]	Included in the three months ended December 31, 2010 is a gain of $41, after-tax, from the sale of the Canadian mutual funds business.

[3]	See pages 11 and 12 for disclosure of the components of net realized gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS DEPOSITS [1] [2]
Retail Mutual Funds	$3,131	$3,428	$3,444	$2,505	$3,355	7%	34%	$11,567	$12,732	10%
Investment Only Mutual Funds [1]	—	785	693	424	604	—	42%	—	2,506	—
529 College Savings Plan/Canada [2]	52	196	157	137	149	187%	9%	194	639	NM

Total Non-Proprietary & Canadian Mutual Funds Deposits	$3,183	$4,409	$4,294	$3,066	$4,108	29%	34%	$11,761	$15,877	35%

ASSETS UNDER MANAGEMENT
Retail mutual fund assets	$42,829	$45,227	$41,162	$44,788	$48,753	14%	9%
Investment Only mutual fund assets [1]	—	5,245	4,919	5,570	6,659	—	20%
Proprietary mutual fund assets [4]	—	44,403	39,402	41,778	43,602	—	4%
529 College Savings Plan/Canada assets [2] [3]	1,202	2,827	2,678	3,026	1,472	22%	(51%)

Total Mutual Fund Assets	$44,031	$97,702	$88,161	$95,162	$100,486	128%	6%

[1]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Global Annuity, effective January 1, 2010, on a prospective basis.

[2]	The Canadian business was transferred to Mutual Funds from Global Annuity, effective January 1, 2010, on a prospective basis.

[3]	The three months ended December 31, 2010 includes the sale of the Canadian business. Approximately $1.8 billion of assets were transferred out as a result of the sale.

[4]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEALTH MANAGEMENT
MUTUAL FUNDS
SUPPLEMENTAL DATA — ASSET ROLL FORWARD

	THREE MONTHS ENDED
	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2009	2010	2010	2010	2010

NON-PROPRIETARY & CANADIAN MUTUAL FUNDS
Beginning balance	$41,250	$44,031	$53,299	$48,759	$53,384
Transfers in of Investment Only Mutual Funds and Canadian Business [1]	—	5,617	—	—	—

Deposits	3,183	4,409	4,294	3,066	4,108
Redemptions	(2,554)	(2,943)	(3,398)	(3,229)	(3,557)

Net Flows	629	1,466	896	(163)	551
Change in market value	2,180	2,165	(5,336)	4,753	4,853
Effect of currency translation	—	49	(72)	56	29
Other [2][3]	(28)	(29)	(28)	(21)	(1,933)

Ending balance	$44,031	$53,299	$48,759	$53,384	$56,884

PROPRIETARY MUTUAL FUNDS [4]
Beginning balance	$—	$—	$44,403	$39,402	$41,778
Transfers in of Insurance Proprietary Mutual Funds	—	43,890	—	—	—
Net Flows	—	(1,324)	(1,140)	(1,299)	(1,571)
Change in market value	—	1,837	(3,861)	3,675	3,395

Ending balance	$—	$44,403	$39,402	$41,778	$43,602

[1]	The Investment Only Mutual Funds business was transferred to Mutual Funds from Global Annuity, effective January 1, 2010, on a prospective basis. Additionally, the Canadian business was transferred from Global Annuity to Mutual Funds, effective January 1, 2010 on a prospective basis.

[2]	Includes front end loads on A share products.

[3]	The three months ended December 31, 2010 includes the sale of the Canadian business. Approximately $1.8 billion of assets were transferred out as a result of the sale.

[4]	Includes Company sponsored mutual fund assets that are held in separate accounts supporting variable insurance and investment products.

CORPORATE AND OTHER

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
Earned premiums	$—	$1	$(2)	$1	$3	NM	NM	$(1)	$3	NM
Fee income	55	45	52	46	44	(20%)	(4%)	220	187	(15%)
Net investment income	90	79	75	54	60	(33%)	11%	344	268	(22%)
Net realized capital gains (losses)	(49)	(9)	13	41	38	NM	(7%)	(433)	83	NM
Other revenues	(1)	—	—	—	—	100%	—	4	—	(100%)

Total revenues	95	116	138	142	145	53%	2%	134	541	NM

Benefits, losses and loss adjustment expenses	75	2	170	64	13	(83%)	(80%)	394	249	(37%)
Insurance operating costs and other expenses [1]	53	135	88	64	95	79%	48%	365	382	5%
Interest expense	119	120	132	128	128	8%	—	476	508	7%
Goodwill impairment	—	—	153	—	—	—	—	32	153	NM

Total benefits and expenses	247	257	543	256	236	(4%)	(8%)	1,267	1,292	2%

Loss before income taxes	(152)	(141)	(405)	(114)	(91)	40%	20%	(1,133)	(751)	34%

Income tax benefit [2] [3]	(48)	(23)	(150)	(38)	(52)	(8%)	(37%)	(329)	(263)	20%

Net Loss	(104)	(118)	(255)	(76)	(39)	63%	49%	(804)	(488)	39%

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core losses [4]	(30)	(14)	13	25	21	NM	(16%)	(328)	45	NM

Core losses	$(74)	$(104)	$(268)	$(101)	$(60)	19%	41%	$(476)	$(533)	(12%)

[1]	Includes the after-tax restructuring charges of $97 and $14 recorded in the year ended December 31, 2009 and 2010, respectively.

[2]	The three months ended March 31, 2010 included a tax charge of $19 related to a decrease in deferred tax assets as a result of recent federal legislation that will reduce the tax deduction available to the Company related to retiree health care costs beginning in 2013.

[3]	The three months ended December 31, 2010 includes an income tax benefit of $18 related to tax adjustments for prior years.

[4]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax and DAC, for the periods presented herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE AND OTHER
OTHER OPERATIONS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	YEAR ENDED
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	DECEMBER 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change

Earned premiums	$(1)	$—	$1	$—	$—	NM	—	$—	$1	NM
Net investment income	41	41	42	40	40	(2%)	—	161	163	1%
Net realized capital gains (losses)	15	(4)	20	7	1	(93%)	(86%)	(26)	24	NM

Total revenues	55	37	63	47	41	(25%)	(13%)	135	188	39%

Losses and loss adjustment expenses [1]	37	1	172	63	15	(59%)	(76%)	240	251	5%
Insurance operating costs and expenses	7	8	6	5	11	57%	120%	23	30	30%

Total benefits and expenses	44	9	178	68	26	(41%)	(62%)	263	281	7%

Income (loss) before income taxes	11	28	(115)	(21)	15	36%	NM	(128)	(93)	27%

Income tax expense (benefit)	1	10	(42)	(9)	1	—	NM	(51)	(40)	22%

Net income (loss)	10	18	(73)	(12)	14	40%	NM	(77)	(53)	31%

Less: Net realized capital gains (losses), after-tax, excluded from core earnings (losses) [2]	11	(4)	13	6	1	(91%)	(83%)	(16)	16	NM

Core earnings (losses)	$(1)	$22	$(86)	$(18)	$13	NM	NM	$(61)	$(69)	(13%)

[1]	The three months ended September 30, 2009 included environmental reserve strengthening of $75. The three months ended December 31, 2009 included unallocated loss adjustment expense reserve strengthening of $25. The three months ended June 30, 2010 included net asbestos reserve strengthening of $169. The three months ended September 30, 2010 included net environmental reserve strengthening of $62.

[2]	See pages 11 and 12 for disclosure of the components of net realized capital gains (losses), net of tax, for the periods presented herein.

CONSOLIDATED
INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX

						Year Over
	Three Months Ended					Year	Sequential	Year Ended
	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	3 Month	3 Month	December 31,
	2009	2010	2010	2010	2010	Change	Change	2009	2010	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$725	$743	$754	$740	$736	2%	(1%)	$3,111	$2,973	(4%)
Tax-exempt	128	131	133	128	125	(2%)	(2%)	507	517	2%

Total fixed maturities	853	874	887	868	861	1%	(1%)	3,618	3,490	(4%)
Equity securities, trading	751	701	(2,649)	1,043	131	(83%)	(87%)	3,188	(774)	NM
Equity securities, available-for-sale	17	14	13	12	14	(18%)	17%	93	53	(43%)
Mortgage loans	76	71	67	72	73	(4%)	1%	316	283	(10%)
Policy loans	31	33	35	33	31	—	(6%)	139	132	(5%)
Limited partnerships and other alternative investments [2]	(7)	6	86	49	75	NM	53%	(341)	216	NM
Other [3]	101	85	91	78	79	(22%)	1%	318	333	5%

Subtotal	1,822	1,784	(1,470)	2,155	1,264	(31%)	(41%)	7,331	3,733	(49%)
Less: Investment expense	30	23	26	29	37	23%	28%	112	115	3%

Total net investment income	$1,792	$1,761	$(1,496)	$2,126	$1,227	(32%)	(42%)	$7,219	$3,618	(50%)
Less: Equity securities, trading	751	701	(2,649)	1,043	131	(83%)	(87%)	3,188	(774)	NM

Total net investment income excluding trading securities	$1,041	$1,060	$1,153	$1,083	$1,096	5%	1%	$4,031	$4,392	9%

Annualized investment yield, before-tax [4]	4.2%	4.3%	4.8%	4.4%	4.5%	0.3	0.1	4.1%	4.5%	0.4
Annualized investment yield, after-tax [4]	2.9%	3.0%	3.3%	3.1%	3.1%	0.2	—	2.8%	3.1%	0.3

Net Realized Capital Gains (Losses)
Gross gains on sales	$486	$132	$343	$179	$182	(63%)	2%	$1,056	$836	(21%)
Gross losses on sales	(384)	(111)	(94)	(88)	(229)	40%	(160%)	(1,397)	(522)	63%
Net impairment losses	(434)	(152)	(108)	(115)	(59)	86%	49%	(1,508)	(434)	71%
Valuation allowances on mortgage loans	(210)	(112)	(40)	(7)	2	NM	NM	(403)	(157)	61%
Japanese fixed annuity contract hedges, net [5]	19	(16)	27	11	5	(74%)	(55%)	47	27	(43%)
Periodic net coupon settlements on credit derivatives/Japan [6]	(10)	(7)	(4)	(4)	(2)	80%	50%	(49)	(17)	65%
Results of variable annuity hedge program
GMWB derivatives, net	456	129	(426)	170	238	(48%)	40%	1,526	111	(93%)
Macro hedge	(203)	(164)	397	(443)	(352)	(73%)	21%	(895)	(562)	37%

Total results of variable annuity hedge program	253	(35)	(29)	(273)	(114)	NM	58%	631	(451)	NM
Other net gain (loss) [7]	86	25	(84)	36	187	117%	NM	(387)	164	NM

Total net realized capital gains (losses)	$(194)	$(276)	$11	$(261)	$(28)	86%	89%	$(2,010)	$(554)	72%

[1]	Includes income on short-term bonds.

[2]	Includes income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and hedge fixed maturities.

[4]	Yields calculated using annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, securities lending collateral and consolidated variable interest entity non-controlling interests.

[5]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[6]	Included in core earnings.

[7]	Primarily consists of losses on Japan 3Win related foreign currency swaps, changes in fair value on non-qualifying derivatives and fixed maturities, at fair value using the fair value option, and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS

	December 31,		March 31,		June 30,		September 30,		December 31,
	2009		2010		2010		2010		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value [1]	$71,153	56.7%	$75,584	59.3%	$77,132	60.2%	$79,736	59.7%	$77,820	59.4%
Fixed maturities, at fair value using fair value option	—	—	—	—	—	—	564	0.4%	649	0.5%
Equity securities, trading, at fair value [2]	32,321	25.7%	32,053	25.2%	30,183	23.6%	32,495	24.3%	32,820	25.1%
Equity securities, available-for-sale, at fair value [3]	1,221	1.0%	1,153	0.9%	1,103	0.9%	1,168	0.9%	973	0.7%
Mortgage loans [4]	5,938	4.7%	5,162	4.1%	4,673	3.6%	4,684	3.5%	4,489	3.4%
Policy loans, at outstanding balance	2,174	1.7%	2,177	1.7%	2,182	1.7%	2,180	1.6%	2,181	1.7%
Limited partnerships and other alternative investments [5]	1,790	1.4%	1,736	1.4%	1,774	1.4%	1,819	1.4%	1,918	1.5%
Other investments [6]	602	0.5%	941	0.7%	2,293	1.8%	1,427	1.1%	1,617	1.2%
Short-term investments [7]	10,357	8.3%	8,545	6.7%	8,731	6.8%	9,517	7.1%	8,528	6.5%

Total investments	$125,556	100.0%	$127,351	100.0%	$128,071	100.0%	$133,590	100.0%	$130,995	100.0%
Less: Equity securities, trading	32,321	25.7%	32,053	25.2%	30,183	23.6%	32,495	24.3%	32,820	25.1%

Total investments excluding trading securities	$93,235	74.3%	$95,298	74.8%	$97,888	76.4%	$101,095	75.7%	$98,175	74.9%

Asset-backed securities (“ABS”)	$2,523	3.5%	$2,885	3.8%	$3,012	3.9%	$3,009	3.8%	$2,889	3.7%
Collateralized debt obligations (“CDOs”)	2,892	4.1%	2,790	3.7%	2,824	3.7%	2,563	3.2%	2,611	3.4%
Commercial mortgage-backed securities (“CMBS”)	8,544	12.0%	8,716	11.5%	8,719	11.3%	8,160	10.2%	7,917	10.2%
Corporate	35,243	49.5%	38,593	51.1%	38,834	50.4%	40,851	51.3%	39,884	51.2%
Foreign government/government agencies	1,408	2.0%	1,483	2.0%	1,716	2.2%	1,924	2.4%	1,683	2.2%
Municipal — taxable	975	1.4%	1,085	1.4%	1,101	1.4%	1,125	1.4%	1,199	1.5%
Municipal — tax-exempt	11,090	15.6%	11,264	14.9%	11,415	14.8%	11,598	14.5%	10,925	14.0%
Residential mortgage-backed securities (“RMBS”)	4,847	6.8%	4,389	5.8%	4,772	6.2%	5,551	7.0%	5,683	7.3%
U.S. Treasuries	3,631	5.1%	4,379	5.8%	4,739	6.1%	4,955	6.2%	5,029	6.5%

Total fixed maturities, AFS [8]	$71,153	100.0%	$75,584	100.0%	$77,132	100.0%	$79,736	100.0%	$77,820	100.0%

U.S. government/government agencies	$7,172	10.1%	$7,517	9.9%	$8,428	10.9%	$9,556	12.0%	$9,918	12.7%
AAA	11,188	15.7%	11,047	14.6%	11,406	14.8%	11,158	14.0%	10,174	13.1%
AA	13,932	19.6%	14,766	19.6%	15,357	19.9%	15,591	19.6%	15,554	20.0%
A	18,664	26.2%	19,598	25.9%	19,150	24.8%	19,922	25.0%	19,460	25.0%
BBB	17,071	24.0%	19,092	25.3%	19,018	24.7%	20,022	25.0%	19,153	24.6%
BB & below	3,126	4.4%	3,564	4.7%	3,773	4.9%	3,487	4.4%	3,561	4.6%

Total fixed maturities, AFS [8]	$71,153	100.0%	$75,584	100.0%	$77,132	100.0%	$79,736	100.0%	$77,820	100.0%

[1]	Includes $330, $316, $284, $271 and $277 in Corporate at December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010, respectively.

[2]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[3]	Includes $88, $92, $88, $93 and $97 in Corporate at December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010, respectively.

[4]	Includes $265, $256, $243, $225 and $202 in Corporate at December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010, respectively.

[5]	Includes real estate joint ventures and hedge fund investments outside of limited partnerships.

[6]	Primarily relates to derivative instruments. Additionally, includes $52, $51, $51, $47 and $48 in Corporate at December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010, respectively.

[7]	Includes $1,995, $2,020, $1,827, $1,890 and $1,780 in Corporate at December 31, 2009, March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010, respectively.

[8]	Available-for-sale (“AFS”).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE [1]

	December 31,		March 31,		June 30,		September 30,		December 31,
	2009		2010		2010		2010		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$46,912	49.1%	$50,743	52.2%	$52,652	53.8%	$54,253	53.0%	$52,429	52.1%
Fixed maturities, at fair value using fair value option	—	—	—	—	—	—	554	0.5%	639	0.6%
Equity securities, trading, at fair value [2]	32,321	33.9%	32,053	33.0%	30,183	30.8%	32,495	31.8%	32,820	32.6%
Equity securities, available-for-sale, at fair value	680	0.7%	585	0.6%	589	0.6%	608	0.6%	502	0.5%
Mortgage loans	5,002	5.2%	4,409	4.5%	3,956	4.0%	4,066	4.0%	3,915	3.9%
Policy loans, at outstanding balance	2,174	2.3%	2,177	2.2%	2,182	2.2%	2,180	2.1%	2,181	2.2%
Limited partnerships and other alternative investments [3]	845	0.9%	841	0.9%	878	0.9%	910	0.9%	957	1.0%
Other investments [4]	457	0.5%	780	0.8%	2,147	2.2%	1,258	1.2%	1,486	1.5%
Short-term investments	7,079	7.4%	5,608	5.8%	5,356	5.5%	6,061	5.9%	5,631	5.6%

Total investments	$95,470	100.0%	$97,196	100.0%	$97,943	100.0%	$102,385	100.0%	$100,560	100.0%
Less: Equity securities, trading	32,321	33.9%	32,053	33.0%	30,183	30.8%	32,495	31.8%	32,820	32.6%

Total investments excluding trading securities	$63,149	66.1%	$65,143	67.0%	$67,760	69.2%	$69,890	68.2%	$67,740	67.4%

ABS	$2,122	4.5%	$2,427	4.8%	$2,506	4.8%	$2,505	4.6%	$2,442	4.7%
CDOs	2,355	5.0%	2,241	4.4%	2,271	4.3%	2,043	3.8%	2,087	4.0%
CMBS	5,838	12.4%	5,962	11.8%	6,046	11.5%	5,696	10.5%	5,495	10.5%
Corporate	26,218	55.9%	28,791	56.7%	29,290	55.6%	30,861	56.9%	30,204	57.6%
Foreign government/government agencies	978	2.1%	1,010	2.0%	1,280	2.4%	1,431	2.6%	1,160	2.2%
Municipal — taxable	832	1.8%	927	1.8%	970	1.8%	999	1.8%	1,068	2.0%
Municipal — tax-exempt	2,416	5.2%	2,448	4.8%	2,511	4.8%	2,526	4.7%	2,267	4.3%
RMBS	3,602	7.7%	3,413	6.7%	3,732	7.1%	4,284	7.9%	4,302	8.2%
U.S. Treasuries	2,551	5.4%	3,524	7.0%	4,046	7.7%	3,908	7.2%	3,404	6.5%

Total fixed maturities, AFS	$46,912	100.0%	$50,743	100.0%	$52,652	100.0%	$54,253	100.0%	$52,429	100.0%

U.S. government/government agencies	$4,944	10.5%	$5,722	11.3%	$6,661	12.7%	$7,174	13.2%	$6,809	13.0%
AAA	7,062	15.1%	7,056	13.9%	7,343	13.9%	7,123	13.1%	6,288	12.0%
AA	7,467	15.9%	8,074	15.9%	8,255	15.7%	8,225	15.2%	8,304	15.8%
A	12,605	26.9%	13,272	26.2%	13,444	25.5%	14,217	26.2%	14,177	27.1%
BBB	12,324	26.3%	13,716	27.0%	13,870	26.4%	14,609	26.9%	13,915	26.5%
BB & below	2,510	5.3%	2,903	5.7%	3,079	5.8%	2,905	5.4%	2,936	5.6%

Total fixed maturities, AFS	$46,912	100.0%	$50,743	100.0%	$52,652	100.0%	$54,253	100.0%	$52,429	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Life.

[2]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[3]	Includes a real estate joint venture.

[4]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY [1]

	December 31,		March 31,		June 30,		September 30,		December 31,
	2009		2010		2010		2010		2010
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturities, available-for-sale, at fair value	$23,911	87.4%	$24,525	89.5%	$24,196	87.6%	$25,212	87.9%	$25,114	89.7%
Fixed maturities, at fair value using fair value option	—	—	—	—	—	—	10	—	10	—
Equity securities, available-for-sale, at fair value	453	1.7%	476	1.7%	426	1.5%	467	1.6%	374	1.3%
Mortgage loans	671	2.4%	497	1.8%	474	1.7%	393	1.4%	372	1.3%
Limited partnerships and other alternative investments [2]	945	3.5%	895	3.3%	896	3.3%	909	3.2%	961	3.4%
Other investments [3]	93	0.3%	110	0.4%	95	0.3%	122	0.4%	83	0.3%
Short-term investments	1,283	4.7%	917	3.3%	1,548	5.6%	1,566	5.5%	1,117	4.0%

Total investments	$27,356	100.0%	$27,420	100.0%	$27,635	100.0%	$28,679	100.0%	$28,031	100.0%

ABS	$401	1.7%	$458	1.9%	$506	2.1%	$504	2.0%	$447	1.8%
CDOs	537	2.2%	549	2.2%	553	2.3%	520	2.1%	524	2.1%
CMBS	2,706	11.3%	2,754	11.2%	2,673	11.0%	2,464	9.8%	2,422	9.6%
Corporate	8,971	37.5%	9,765	39.8%	9,539	39.5%	9,990	39.5%	9,680	38.5%
Foreign government/government agencies	423	1.8%	463	1.9%	429	1.8%	493	2.0%	523	2.1%
Municipal — taxable	143	0.6%	158	0.7%	131	0.5%	126	0.5%	131	0.5%
Municipal — tax-exempt	8,667	36.2%	8,809	35.9%	8,897	36.8%	9,068	36.0%	8,654	34.5%
RMBS	1,234	5.2%	966	3.9%	1,028	4.2%	1,253	5.0%	1,360	5.4%
U.S. Treasuries	829	3.5%	603	2.5%	440	1.8%	794	3.1%	1,373	5.5%

Total fixed maturities, AFS	$23,911	100.0%	$24,525	100.0%	$24,196	100.0%	$25,212	100.0%	$25,114	100.0%

U.S. government/government agencies	$1,967	8.2%	$1,534	6.3%	$1,503	6.2%	$2,116	8.4%	$2,837	11.3%
AAA	4,112	17.2%	3,979	16.2%	4,055	16.8%	4,035	16.0%	3,886	15.5%
AA	6,436	26.9%	6,671	27.2%	7,096	29.2%	7,364	29.2%	7,248	28.8%
A	6,036	25.2%	6,305	25.7%	5,700	23.6%	5,702	22.6%	5,280	21.0%
BBB	4,744	19.9%	5,375	21.9%	5,148	21.3%	5,413	21.5%	5,238	20.9%
BB & below	616	2.6%	661	2.7%	694	2.9%	582	2.3%	625	2.5%

Total fixed maturities, AFS	$23,911	100.0%	$24,525	100.0%	$24,196	100.0%	$25,212	100.0%	$25,114	100.0%

[1]	Please refer to the basis of presentation for a description of the statutory legal entity view for Property & Casualty.

[2]	Includes a real estate joint venture and hedge fund investments outside of limited partnerships.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROSS UNREALIZED LOSS AGING
AVAILABLE-FOR-SALE SECURITIES

	December 31, 2010			December 31, 2009
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss [1] [2]	Cost	Value	Loss
Total AFS Securities

Three months or less	$17,431	$16,783	$(643)	$11,197	$10,838	$(359)
Greater than three months to six months	732	690	(42)	317	289	(28)
Greater than six months to nine months	438	397	(41)	2,940	2,429	(511)
Greater than nine months to twelve months	185	169	(16)	2,054	1,674	(380)
Greater than twelve months	15,599	12,811	(2,754)	22,445	16,636	(5,809)

Total	$34,385	$30,850	$(3,496)	$38,953	$31,866	$(7,087)

[1]	As of December 31, 2010, fixed maturities, AFS, represented $3,364, or 96%, of the Company’s total unrealized loss on AFS securities. The Company held no securities of a single issuer that were in an unrealized loss position in excess of 5% of the total unrealized loss amount as of December 31, 2010 and 2009.

[2]	Unrealized losses exclude the fair value of bifurcated embedded derivative features of certain securities. Subsequent changes in value will be recorded in net realized capital gains (losses).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF DECEMBER 31, 2010

	Cost or		Percent of Total
	Amortized Cost	Fair Value	Invested Assets [1]
Top Ten Corporate and Equity, AFS, Exposures by Sector

Financial services	$8,114	$7,774	7.9%
Utilities	7,235	7,562	7.7%
Consumer non-cyclical	6,127	6,543	6.7%
Technology and communications	4,268	4,469	4.6%
Energy	3,382	3,572	3.6%
Basic industry	3,267	3,505	3.6%
Capital goods	3,182	3,383	3.4%
Consumer cyclical	1,896	2,000	2.0%
Transportation	1,141	1,197	1.2%
Other	897	852	0.9%

Total	$39,509	$40,857	41.6%

Top Ten Exposures by Issuer [2]

JPMorgan Chase & Co.	$420	$402	0.4%
Wells Fargo & Co.	337	306	0.3%
AT&T Inc.	275	291	0.3%
Bank of America Corp.	357	286	0.3%
General Electric Co.	337	283	0.3%
Barclays PLC	289	278	0.3%
Pfizer Inc.	244	275	0.3%
Citigroup Inc.	299	273	0.3%
Verizon Communications Inc.	256	273	0.3%
State of Califorina	278	271	0.2%

Total	$3,092	$2,938	3.0%

[1]	Excludes equity securities, trading.

[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.